UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

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CRISPR THERAPEUTICS AG

(Name of Registrant as Specified in Its certificate of incorporation)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CRISPR THERAPEUTICS AG

Aeschenvorstadt 36

4051 Basel

Switzerland

+41 61 228 7800

NOTICE OF INVITATION TO 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held On May 31, 2017

Dear Shareholders:

You are cordially invited to attend the 2017 annual general meeting of shareholders (the “2017 Annual General Meeting”), of CRISPR Therapeutics AG (the “Company”) to be held on Wednesday, May 31, 2017 at 2:00 p.m. Central European Time (8:00 a.m. Eastern Daylight Time), at the offices of VISCHER AG, Schützengasse 1, Postfach 5090, 8001 Zurich, Switzerland. At the 2017 Annual General Meeting, the Company’s board of directors (the “Board of Directors”) will ask the Company’s shareholders to consider and vote on the following matters:

1.	The approval of the annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2016.

The Board of Directors proposes to approve the annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2016 and to take note of the reports of the auditors. Copies of these documents are available for download at www.proxydocs.com/CRSP.

2.	The approval of the appropriation of financial results.

The Board of Directors proposes to carry forward the net loss resulting from the appropriation of financial results as follows:

Proposed Appropriation of Net Loss: in Swiss Francs (“CHF”)
Balance brought forward from previous years:	(22,041,634)
Net loss for the period (on a stand-alone unconsolidated basis):	(13,166,834)
Total accumulated net loss:	(35,208,469)

3.	The discharge of the members of the Board of Directors and Executive Committee.

The Board of Directors proposes that the members of the Board of Directors and the Executive Committee of the Company be discharged from personal liability for their activities during the year ended December 31, 2016.

4.	The re-election of the members to the Board of Directors.

The Board of Directors proposes that N. Anthony Coles, M.D. be re-elected as member and Chairman of the Board of Directors and that each of Rodger Novak, M.D., Bradley Bolzon, Ph.D., Ali Behbahani,

M.D., Kurt von Emster, Simeon J. George, M.D., Thomas Woiwode, Ph.D. and Pablo Cagnoni, M.D., be re-elected as directors, each for a term extending until completion of the 2018 annual general meeting of shareholders or until his successor has been duly elected and qualified.

4.a	Re-election of N. Anthony Coles, M.D., as member and Chairman

4.b	Re-election of Rodger Novak, M.D.

4.c	Re-election of Bradley Bolzon, Ph.D.

4.d	Re-election of Ali Behbahani, M.D.

4.e	Re-election of Kurt von Emster

4.f	Re-election of Simeon J. George, M.D.

4.g	Re-election of Thomas Woiwode, Ph.D.

4.h	Re-election of Pablo Cagnoni, M.D.

5.	The re-election of the members of the Compensation Committee.

The Board of Directors proposes to re-elect each of Thomas Woiwode, Ph.D., Pablo Cagnoni, M.D., N. Anthony Coles, M.D., and Simeon J. George, M.D. as members of the Compensation Committee of the Board of Directors, each for a term extending until completion of the 2018 annual general meeting of shareholders.

5.a	Re-election of Thomas Woiwode, Ph.D.

5.b	Re-election of Pablo Cagnoni, M.D.

5.c	Re-election of N. Anthony Coles, M.D.

5.d	Re-election of Simeon J. George, M.D.

6.	The approval of the compensation for the Board of Directors and the Executive Committee.

The Board of Directors proposes to hold the following separate votes on the non-performance-related and the variable compensation of the Board of Directors and the Executive Committee:

6.a Binding vote on total non-performance-related compensation for members of the Board of Directors from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders.

The Board of Directors proposes that shareholders approve the total maximum amount of non-performance-related compensation for the members of the Board of Directors covering the period from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders, i.e., USD $420,000 (cash base compensation plus social security costs).

6.b Binding vote on equity for members of the Board of Directors from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders.

The Board of Directors proposes that shareholders approve the maximum grant of equity or equity linked instruments for the members of the Board of Directors covering the period from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders with maximum value of USD $4,200,000 (equity grant date value plus social security costs).

6.c Binding vote on total non-performance-related compensation for members of the Executive Committee from July 1, 2017 to June 30, 2018.

The Board of Directors proposes that shareholders approve the total maximum amount of non-performance-related cash compensation for the members of the Executive Committee covering the period from July 1, 2017 to June 30, 2018, i.e., USD $5,650,000 (cash base compensation plus social security costs).

6.d Binding vote on total variable compensation for members of the Executive Committee for the current year ending December 31, 2017.

The Board of Directors proposes that shareholders approve the total maximum amount of variable compensation for the members of the Executive Committee for the current year ending December 31, 2017, i.e., USD $3,220,000 (cash compensation plus social security costs).

6.e Binding vote on equity for members of the Executive Committee from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders.

The Board of Directors proposes that shareholders approve the maximum grant of equity or equity linked instruments for the members of the Executive Committee covering the period from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders with maximum value of USD $24,897,000 (equity grant date value plus social security costs).

7.	The approval of an increase in the Conditional Share Capital for Employee Benefit Plans.

The Board of Directors proposes to increase the Company’s the conditional share capital for employee benefit plans by CHF 60,380.52 to CHF 372,557.73 for the issuance of up to 12,418,591 Common Shares and amend art. 3c para. 1 of the Articles of Association as follows:

Art. 3c Conditional Share Capital for Employee Benefit Plans

The share capital of the Company shall be increased by an amount not exceeding CHF 372’557.73 through the issue of a maximum of 12’418’591 registered shares, payable in full, each with a nominal value of CHF 0.03, in connection with the exercise of option rights granted to any employee of the Company or a subsidiary, and any consultant, members of the Board of Directors, or other person providing services to the Company or a subsidiary.

Art. 3c Bedingtes Aktienkapital für Mitarbeiterbeteiligungspläne

Das Aktienkapital kann durch die Ausgabe von höchstens 12’418,591 voll zu liberierenden Namenaktien im Nennwert von je CHF 0.03 um höchstens CHF 372’557.73 durch Ausübung von Optionsrechten erhöht werden, welche Mitarbeitenden der Gesellschaft oder ihrer Tochtergesellschaften, Personen in vergleichbaren Positionen, Beratern, Verwaltungsratsmitgliedern oder anderen Personen, welche Dienstleistungen zu Gunsten der Gesellschaft erbringen, gewährt wurden.

8.	The approval of the Amended and Restated CRISPR Therapeutics AG 2016 Stock Option and Incentive Plan.

The Board of Directors proposes to approve the Amended and Restated CRISPR Therapeutics AG 2016 Stock Option and Incentive Plan (the “Amended and Restated Plan”) to increase the total number of Common Shares which may be issued pursuant to the Amended and Restated Plan by 2,012,684 Common Shares, increasing the total number of Common Shares issuable under the Amended and Restated Plan to 9,284,463 shares.

9.	The re-election of the independent voting rights representative.

The Board of Directors proposes the re-election of lic. iur. Marius Meier, Attorney at Law, Lautengartenstrasse 7, CH-4052 Basel, as the independent voting rights representative until the 2018 annual general meeting of shareholders.

10.	The re-election of the auditors.

The Board of Directors proposes to re-elect Ernst & Young AG as the Company’s statutory auditor for the term of office of one year and the re-election of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

11.	The approval of the change of the registered office

The Board of Directors proposes to change the registered office of the Company from Basel to Zug and to change the ingress and article 1 of the Articles of Association as follows:

ARTICLES OF ASSOCIATION of CRISPR Therapeutics AG (CRISPR Therapeutics SA) (CRISPR Therapeutics Ltd) with registered office in Zug (Translation; in case of controversy the German text shall prevail)	STATUTEN der CRISPR Therapeutics AG (CRISPR Therapeutics SA) (CRISPR Therapeutics Ltd) mit Sitz in Zug

Art. 1     Corporate Name, Principal Office and Duration

Under the name

CRISPR Therapeutics AG

(CRISPR Therapeutics SA)

(CRISPR Therapeutics Ltd)

there exists a Company which is subject to the provisions of art. 620 et seq. of the Swiss Code of Obligations (CO) with registered office in Zug. The duration of the Company is unlimited.

Art. 1     Firma, Sitz und Dauer

Unter der Firma

CRISPR Therapeutics AG

(CRISPR Therapeutics SA)

(CRISPR Therapeutics Ltd)

besteht für unbeschränkte Dauer eine Aktiengesellschaft gemäss Art. 620 ff. OR mit Sitz in Zug.

12.	The transaction of any other business that may properly come before the 2017 Annual General Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Shareholders of record at the close of business on April 3, 2017 will be entitled to notice of and to vote at the 2017 Annual General Meeting or any adjournment or postponement thereof.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet expedites shareholders’ receipt of proxy materials, lowers costs and reduces the environmental impact of our annual meeting.

We encourage all shareholders to attend the 2017 Annual General Meeting in person. However, whether or not you plan to attend the 2017 Annual General Meeting in person, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on each of your voting options described in the proxy statement.

Thank you for your ongoing support and continued interest in CRISPR Therapeutics AG.

By Order of the Board of Directors,

Rodger Novak, M.D. Chief Executive Officer

Basel, Switzerland

April 18, 2017

Important Notice Regarding Internet Availability of Proxy Materials: This proxy statement and our 2017 annual report to shareholders (the “Annual Report”), which includes our Annual Report on Form 10-K for the year ended December 31, 2016, are available at www.proxydocs.com/CRSP. These documents are also available to any shareholder who wishes to receive a paper copy by calling (866) 648-8133, by emailing paper@investorelections.com or by submitting a request over the Internet at www.investorelections.com/CRSP.

INFORMATION CONCERNING SOLICITATION AND VOTING	1
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	3
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	7
Election of Directors	7
Corporate Governance Matters	10
Code of Business Conduct and Ethics	10
Board Leadership Structure and Risk Oversight	10
Board Determination of Independence	11
Board of Director Meetings and Attendance	11
Communicating with the Independent Directors	11
Committees of the Board of Directors	12
Director Nomination Process	15
Compensation Committee Interlocks and Insider Participation	16
Policies and Procedures for Related Person Transactions	16
Related Person Transactions	16
EXECUTIVE COMPENSATION	21
Executive Officers	21
Executive Compensation	22
Summary Compensation Table	23
Narrative Disclosure to Summary Compensation Table	23
Outstanding Equity Awards at Year-End	25
Employment Agreements with Our Named Executive Officers	25
Other Agreements	27
Retirement Plans	28
Compensation Risk Assessment	29
DIRECTOR COMPENSATION	30
Director Compensation Table	30
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	32
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	33
MATTERS TO BE VOTED ON	34
Proposal 1: Approval of the Annual Report, the Consolidated Financial Statements and the Statutory Financial Statements of CRISPR Therapeutics AG	34
Proposal 2: Approval of the Appropriation of Financial Results	35
Proposal 3: Discharge of the Members of the Board of Directors and Executive Committee	36
Proposal 4: Re-Election of Eight Directors	37
Proposal 5: Re-Election of Members of the Compensation Committee	39
Proposal 6: Approval of the Compensation for the Board of Directors and the Members of the Executive Committee	41
Proposal 7: Approval of an Increase of the Conditional Share Capital for Employee Benefit Plans	43
Proposal 8: Approval of the CRISPR Therapeutics AG Amended and Restated 2016 Stock Option and Incentive Plan	45
Proposal 9: Re-Election of Independent Voting Rights Representative	52
Proposal 10: Re-election of Ernst & Young AG as our statutory auditor for the term office of one year and the re-election of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017	53
Proposal 11: Approval of the change in the registered office	55
STOCK OWNERSHIP AND REPORTING	57
Security Ownership of Certain Beneficial Owners and Management	57
Section 16(a) Beneficial Ownership Reporting Compliance	59
Restrictions on Voting Rights	60
OTHER MATTERS	62
Shareholder Proposals and Directors Nominations	62
Householding of Annual Meeting Materials	62

CRISPR THERAPEUTICS AG

Aeschenvorstadt 36

4051 Basel

Switzerland

+41 61 228 7800

PROXY STATEMENT

2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held on May 31, 2017

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of CRISPR Therapeutics AG (the “Company”) for use at the 2017 annual general meeting of shareholders (the “2017 Annual General Meeting”) to be held on Wednesday, May 31, 2017 at 2:00 p.m. Central European Time (8:00 a.m. Eastern Daylight Time), at the offices of VISCHER AG, Schützengasse 1, Postfach 5090, 8001 Zurich, Switzerland, and at any adjournment thereof.

Unless otherwise stated, all references to “us,” “our,” “CRISPR,” “CRISPR Therapeutics,” “we,” the “Company” and similar designations refer to CRISPR Therapeutics AG and its consolidated subsidiaries.

This proxy statement summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote. The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions. We are making this proxy statement, the related proxy card and our annual report to shareholders for the year ended December 31, 2016 (the “Annual Report”) available to shareholders for the first time on or about April 19, 2017.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the United States Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any shareholder upon written or oral request to CRISPR Therapeutics Inc., 610 Main Street, Cambridge, Massachusetts 02139, on the internet at www.proxydocs.com/CRSP, by calling (866) 648-8133, by emailing paper@investorelections.com or by submitting a request over the Internet at www.investorelections.com/CRSP. This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2016 are also available on the SEC’s website at www.sec.gov.

Implications of Being an “Emerging Growth Company”

We are an “emerging growth company,” as defined in the United States Jumpstart Our Business Startups Act of 2012. We will remain an emerging growth company until the earlier of (i) December 31, 2021; (ii) the last day of the year in which we have total annual gross revenues of $1 billion or more; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the SEC, which means the market value of our equity securities that is held by non-affiliates exceeds $700 million as of the prior June 30th. For so long as we remain an emerging growth company, we are permitted and intend to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include reduced disclosure obligations or US purposes regarding executive compensation. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. This exemption from the “say-on-pay” advisory vote is different from the Swiss law requirement to have a binding vote on the compensation of our Executive Committee, which is included in Proposal 6. We have taken advantage of certain reduced reporting obligations in this proxy statement. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why did I receive these proxy materials?

A.	Our Board of Directors has made these materials available to you on the Internet in connection with the solicitation of proxies for use at our 2017 Annual General Meeting to be held on Wednesday, May 31, 2017 at 2:00 p.m. Central European Time (8:00 a.m. Eastern Daylight Time), at the offices of VISCHER AG, Schützengasse 1, Postfach 5090, 8001 Zurich, Switzerland. As a holder of common shares, you are invited to attend the 2017 Annual General Meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that is designed to assist you in voting your shares and that we are required to provide to you under SEC rules and applicable Swiss laws.

Q.	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A.	In accordance with the SEC rules, we may furnish proxy materials, including this proxy statement and our Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the notice.

Q.	What is the purpose of the 2017 Annual General Meeting?

A.	At the 2017 Annual General Meeting, shareholders will consider and vote on the following matters:

1.	The approval of the Annual Report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2016 (Proposal 1);

2.	The approval of the appropriation of financial results (Proposal 2);

3.	The discharge of the members of the Board of Directors and the Executive Committee (Proposal 3);

4.	The re-election of eight directors to our Board of Directors, including the chairman of the Board of Directors, each to serve for a one-year term expiring at the 2018 annual general meeting of shareholders or until his successor has been duly elected and qualified (Proposals 4.a-4.h);

5.	The re-election of the members of the Compensation Committee of the Board of Directors (Proposals 5.a-5.d);

6.	The approval of the compensation for the Board of Directors and the members of the Executive Committee (Proposals 6.a-6.e);

7.	The approval of an increase of the Conditional Share Capital for Employee Benefit Plans (Proposal 7);

8.	The approval of the Amended and Restated CRISPR Therapeutics AG 2016 Stock Option and Incentive Plan (Proposal 8);

9.	The re-election of the independent voting rights representative (Proposal 9);

10.	The re-election of Ernst & Young AG as our statutory auditor for the term of office of one year and the re-election of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017 (Proposal 10);

11.	The approval of the change of the registered office (Proposal 11); and

12.	The transaction of any other business that may properly come before the 2017 Annual General Meeting or any adjournment or postponement thereof (Proposal 12).

Q.	Who can vote at the 2017 Annual General Meeting?

A.	To be entitled to vote, you must have been a shareholder of record at the close of business on April 3, 2017, the record date for our 2017 Annual General Meeting. As of the record date, there were 40,258,364 common shares outstanding and entitled to vote at the 2017 Annual General Meeting. Members of our Board of Directors and our Executive Committee are not allowed to vote on the proposal to discharge the members of the Board of Directors and the Executive Committee from liability for the year ended December 31, 2016.

Q.	How many votes do I have?

A.	Each common share that you own as of the record date will entitle you to one vote on each matter considered at the 2017 Annual General Meeting. There is no cumulative voting in the election of directors.

Q.	How do I vote?

A.	If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, American Stock Transfer & Trust Company, LLC, and not through a bank, brokerage firm or other nominee, you may vote your shares at the meeting in person or by proxy as follows:

1.	Over the Internet: To vote over the Internet, please go to the following website: www.proxypush.com/crsp, and follow the instructions on that website for submitting your proxy electronically. If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone. You must specify how you want your shares voted, or your Internet vote cannot be completed and you will receive an error message. You must submit your Internet proxy before 11:59 p.m., Central European Time (5:59 p.m. Eastern Daylight Time), on May 30, 2017, the day before the 2017 Annual General Meeting, for your proxy to be valid and your vote to count.

2.	By Telephone: To vote by telephone, please call 866-286-3217, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. You must specify how you want your shares voted and confirm your vote at the end of the call, or your telephone vote cannot be completed. You must submit your telephonic proxy before 11:59 p.m., Central European Time (5:59 p.m. Eastern Daylight Time), on May 30, 2017, the day before the 2017 Annual General Meeting, for your proxy to be valid and your vote to count.

3.	By Mail: To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote over the Internet or by telephone. Broadridge Financial Solutions, Inc. must receive the proxy card not later than May 30, 2017, the day before the 2017 Annual General Meeting, for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our Board of Directors.

4.	In Person at the Meeting: If you attend the 2017 Annual General Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a broker, then you are deemed to be the beneficial owner of your shares, and the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the broker that holds your shares. In order to vote your shares, you will need to follow the instructions that your broker provides you. Many brokers solicit voting instructions over the Internet or by telephone.

If you do not give instructions to your broker, your broker will still be able to vote your shares with respect to certain “routine” items. The following proposals are considered routine items:

-	Proposal No. 1 (approval of the annual report, the consolidated financial statements and statutory financial statements for the year ended December 31, 2016);

-	Proposal No. 9 (re-election of the independent voting rights representative);

-	Proposal No. 10 (re-election of Ernst & Young AG as our statutory auditor and re-election of Ernst & Young LLP as our independent registered public accounting firm); and

-	Proposal No. 11 (approval of the change of the registered office).

Accordingly, your broker may vote your shares in its discretion with respect to these proposals even if you do not give voting instructions.

Although brokers have discretionary authority to vote shares on “routine” matters, they do not have authority to vote shares on “non-routine” matters under applicable stock exchange rules. We believe that the following proposals to be voted on at the 2017 Annual General Meeting will be considered to be “non-routine” under the applicable stock exchange rule rules and, if you do not give your broker voting instructions on such proposals, your broker may not vote your shares with respect to these matters and your shares will be counted as “broker non-votes” with respect to the proposal. A “broker non-vote” occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have or did not exercise discretionary authority to vote on the matter and has not received voting instructions from its clients.

-	Proposal No. 2 (approval of the appropriation of financial results);

-	Proposal No. 3 (discharge of the members of the Board of Directors and Executive Committee);

-	Proposal Nos. 4.a-4.h (re-election of eight directors and the chairman to our Board of Directors);

-	Proposal Nos. 5.a-5.d (re-election of the members of the Compensation Committee);

-	Proposal Nos. 6.a-6.e (approval of the compensation for the Board of Directors and the members of the Executive Committee);

-	Proposal No. 7 (approval of an increase in the conditional capital for employee benefit plans); and

-	Proposal No. 8 (approval of the Amended and Restated CRISPR Therapeutics AG 2016 Stock Option and Incentive Plan).

Regardless of whether your shares are held in street name, you are welcome to attend the 2017 Annual General Meeting. You may not vote shares held in street name in person at the meeting, however, unless you obtain a legal proxy, executed in your favor, from the holder of record (i.e., your broker). A legal proxy is not the form of proxy included with this proxy statement. You will not be able to vote shares you hold in street name in person at the meeting unless you have a legal proxy from your broker or other nominee issued in your name giving you the right to vote your shares.

Q.	Can I change my vote?

A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the 2017 Annual General Meeting. To do so, you must do one of the following:

1.	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

2.	Sign and return a new proxy card. Only your latest dated and timely received proxy card will be counted.

3.	Attend the 2017 Annual General Meeting and vote in person as instructed above. Attending the meeting will not alone revoke your Internet vote, telephone vote or proxy card submitted by mail, as the case may be.

4.	Give our corporate secretary written notice before or at the 2017 Annual General Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other nominee. You may also vote in person at the 2017 Annual General Meeting if you obtain a legal proxy as described in the answer above.

Q.	How many shares must be represented to have a quorum and hold the 2017 Annual General Meeting?

A.	There is no quorum requirement for the meeting. Under Swiss law, public companies do not have specific quorum requirements for shareholder meetings, and our Articles of Association do not otherwise provide for a quorum requirement.

Q.	What vote is required to approve each matter and how are votes counted?

A.	Each proposal, except proposals 7 and 11, require the affirmative vote of a majority of the share votes cast (in person or by proxy) at the 2017 Annual General Meeting, excluding unmarked, invalid and non-exercisable votes and abstentions.

Proposals 7 and 11 require the affirmative vote of at least two thirds of the share votes cast (in person or by proxy) and

Q.	How does the Board of Directors recommend that I vote on the proposals?

A.	Our Board of Directors recommends that you vote “FOR” each of the proposals.

Q.	Are there other matters to be voted on at the 2017 Annual General Meeting?

A.	We do not know of any matters that may come before the 2017 Annual General Meeting other than the proposals set forth in this notice. If any other matters are properly presented at the annual general meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.

Q.	Where can I find the voting results?

A.	We plan to announce preliminary voting results at the 2017 Annual General Meeting and will report final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the end of the meeting.

Q.	What are the costs of soliciting these proxies?

A.	We will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile and in person without additional compensation. We may reimburse brokers or persons holding shares in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners. We do not expect to retain a proxy solicitation firm.

Q.	Whom should I contact if I have any questions?

A.	If you have any questions about the 2017 Annual General Meeting or your ownership of our common shares, please contact Michael Esposito, our acting Principal Accounting Officer. He may be contacted before May 31, 2017 at 610 Main Street, Cambridge, Massachusetts 02139; telephone: 617-315-4626. Alternatively, any questions may be directed by e-mail to: secretary@crisprtx.com.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Election of Directors

Our Board of Directors is comprised of one class, with members of each class holding office for one year terms. There are currently eight directors on our Board of Directors (Rodger Novak, M.D., N. Antony Coles, M.D., Bradley Bolzon, Ph.D., Ali Behbahani, M.D., Kurt von Emster, Simeon J. George, M.D., Thomas Woiwode, Ph.D. and Pablo Cagnoni, M.D.), whose terms expire at the 2017 Annual General Meeting, subject to the election and qualification of such director’s successor or to such director’s earlier death, resignation or removal. Other than Drs. Coles and Cagnoni, each of our directors were elected as directors pursuant to a shareholders’ agreement that we and the holders of our previously outstanding preferred shares had entered into. The shareholders’ agreement and related obligations with respect to election to certain persons to our Board of Directors terminated upon the closing of our initial public offering in October 2016.

Set forth below are the names and certain information for each member of the Board of Directors, as of April 1, 2017. The information presented includes each director’s principal occupation and business experience for the past five years, and the names of other public companies of which he has served as a director during the past five years. The information presented below regarding the specific experience, qualifications, attributes and skills of each director led our nominating and corporate governance committee and our Board of Directors to conclude that he should serve as a director and be nominated for directorship at the 2017 Annual General Meeting. In addition, we believe that all of our directors possess the attributes or characteristics which the nominating and corporate governance committee expects of each director. These attributes and characteristics are further described in “—Corporate Governance Matters—Director Nomination Process”. There are no family relationships among any of our directors or executive officers.

Name	Age	Position(s)
Rodger Novak, M.D.	49	President and Chief Executive Officer, Director
N. Anthony Coles, M.D.(1)(2)	56	Chairman and Director
Bradley Bolzon, Ph.D.(2)	57	Director
Ali Behbahani, M.D.(2)(3)	40	Director
Kurt von Emster(3)	49	Director
Simeon J. George, M.D.(1)(3)	40	Director
Thomas Woiwode, Ph.D.(1)	45	Director
Pablo Cagnoni, M.D.(1)(2)	54	Director

(1)	Member of the Compensation Committee.
(2)	Member of the Nominating and Corporate Governance Committee.
(3)	Member of the Audit Committee.

Rodger Novak, M.D., Co-Founder, Chief Executive Officer and Director: Dr. Novak co-founded CRISPR Therapeutics AG in November 2013, and has served as a director on our Board of Directors since inception. Prior to joining our Company, Dr. Novak served as Global Head Anti-infectives Research and Development at Sanofi, a pharmaceutical company. Prior to Sanofi, Dr. Novak co-founded Nabriva Therapeutics AG, a biopharmaceutical company, in January 2006, and served as its Chief Operating Officer from inception to May 2012. From March 2003 to January 2006, Dr. Novak served as the Deputy Head of the Antibiotic Research Institute at Sandoz GmbH. Dr. Novak was appointed as Professor for Microbiology at the Vienna Biocenter in March 2001. Dr. Novak received an M.D. from Philipps University of Marburg, Germany. He continued with post-doctoral work in New York City at The Rockefeller University, St. Jude Children’s Research Hospital and the Skirball Institute of Biomolecular Medicine at NYU Langone Medical Center. Dr. Novak has authored numerous publications, including articles in Nature, Nature Medicine and Molecular Cell and is a co-inventor of five patents. We believe Dr. Novak’s experience as our Chief Executive Officer, as well as his experience in the biopharmaceutical industry, qualifies him to serve on our Board of Directors.

N. Anthony Coles, M.D., Chairman and Director: Dr. Coles has served on our Board of Directors since October 2015 as a director and chairman. Dr. Coles also has served as Chief Executive Officer of Yumanity Therapeutics, LLC, a biopharmaceutical company, since October 2014, and as a member of the board of directors of McKesson Corporation, a health care company, since April 2014. From October 2013 to October 2014, Dr. Coles served as Chief Executive Officer of TRATE Enterprises LLC, a privately held company. Dr. Coles also served as President, Chief Executive Officer and member of the board of directors of Onyx Pharmaceuticals, Inc., or Onyx, a biopharmaceutical company, from March 2008 to October 2013, and served as its Chairman since 2012. Prior to joining Onyx, Dr. Coles was President, Chief Executive Officer and a member of the board of directors of NPS Pharmaceuticals, Inc., or NPS, a biopharmaceutical company from November 2005 to March 2008. In addition, Dr. Coles formerly served as a member of the board of directors of Laboratory Corporation of America Holdings, a clinical and specialty testing laboratory company, from December 2010 to March 2012, and Campus Crest Communities, Inc., a real estate investment trust, from October 2010 to March 2012. Dr. Coles has served on the board of Campus Crest Communities, Inc., a public student housing company. Dr. Coles also serves as a trustee and member of the Executive Committee for the Johns Hopkins University Board of Trustees, as well as a member of the board of trustees for Johns Hopkins Medicine. Dr. Coles received an M.D. from Duke University, an M.P.H. from Harvard University, and a B.S. in Natural Sciences from Johns Hopkins University. We believe Dr. Cole’s experience in the biopharmaceutical industry, as well as his experience as a member on the boards of directors of multiple companies in the industry, qualifies him to serve as Chairman of our Board of Directors.

Bradley Bolzon, Ph.D., Director: Dr. Bolzon has served on our Board of Directors since November 2013. Dr. Bolzon currently serves as a Managing Director of Versant Venture Management, LLC, where he has been employed since May 2004. Additionally, Dr. Bolzon served as a member of the board of directors of Flexion Therapeutics, Inc., a pharmaceutical company, from its inception in 2007 to June 2014. From February 2000 to May 2004, Dr. Bolzon served as Executive Vice President, Global Head of Business Development, Licensing & Alliances of F. Hoffman-La Roche Ltd., a pharmaceutical company. Dr. Bolzon also formerly served as Head of Cardiovascular Research at Eli Lilly and Company. Dr. Bolzon received a Ph.D. in Pharmacology and an M.S. in Pharmacology from the University of Toronto. He continued with post-doctoral work at the University of Ottawa Heart Institute. We believe Dr. Bolzon’s experience in the biopharmaceutical industry qualifies him to serve on our Board of Directors.

Ali Behbahani, M.D., M.B.A., Director: Dr. Behbahani has served on our Board of Directors since April 2015. Dr. Behbahani joined New Enterprise Associates, Inc., or NEA, in 2007 and is a Partner on the healthcare team. Dr. Behbahani has also served as a member of the board of directors of Nevro Corp., a medical device company, since August 2014 and Adaptimmune Therapeutics, a biopharmaceutical company, since September 2014. Prior to joining NEA, Dr. Behbahani served as a consultant in business development at The Medicines Company, a pharmaceutical company. In addition, Dr. Behbahani formerly served as a Venture Associate at Morgan Stanley and as a Healthcare Investment Banking Analyst at Lehman Brothers. Dr. Behbahani received an M.D. from the University of Pennsylvania School of Medicine, an M.B.A. from the Wharton School of the University of Pennsylvania and a B.S. in Biomedical Engineering, Electrical Engineering and Chemistry from Duke University. We believe Dr. Behbahani’s experience in the biopharmaceutical industry, as well as his experience as a member on the boards of directors of multiple companies in the industry, qualifies him to serve on our Board of Directors.

Simeon J. George, M.D., Director: Dr. George has served on our Board of Directors since April 2015. Dr. George currently serves as a Partner at S.R. One, Limited, where he has been employed since 2007. In addition, Dr. George previously served as a director on the boards of the following biotechnology companies: Semprus BioSciencies Corp. (acquired by Teleflex Incorporated in June 2012) from December 2010 to June 2012, HTG Molecular Diagnostics, Inc. from June 2011 to October 2015, and Genocea Biosciences, Inc. from July 2010 to December 2014. Dr. George also served as a consultant at Bain & Company from October 2006 to August 2007. Dr. George received an M.D. from the University of Pennsylvania School of Medicine, an M.B.A. from the Wharton School of the University of Pennsylvania, and a B.A. in Neuroscience from Johns Hopkins

University. We believe Dr. George’s experience in the biopharmaceutical industry, as well as his experience as a member on the boards of directors of multiple companies in the industry, qualifies him to serve on our Board of Directors.

Kurt von Emster, CFA, Director: Mr. von Emster has served on our Board of Directors since April 2015. Mr. von Emster currently serves as Managing Partner at Abingworth LLP, where he has been employed as a Partner since January 2015. Mr. von Emster also has served as a member of the board of directors of SutroVax, a biopharmaceutical vaccine company, since July 2015 where he is currently Chairman, and CymaBay Therapeutics, Inc., a biotechnology company, since April 2009. Mr. von Emster previously served on the board of directors of the following companies: Kesios Therapeutics, a biotherapeutics company, from November 2015 to December 2016, Cytos Biotechnology AG from November 2012 to January 2016 (merged and renamed Kuros Biosciences in January 2016), Aurinia Pharmaceuticals Inc. from February 2014 to March 2015, Facet Biotech Corporation (acquired by Abbott Laboratories in April 2010) from February 2009 to April 2010, and Somaxon Pharmaceuticals (acquired by Pernix Therapeutics in March 2013) from September 2005 to January 2013. In addition, Mr. von Emster co-founded venBio LLC, a health-care focused investment firm, in 2009, and served as Partner until 2014. Prior to that, Mr. von Emster was General Partner at MPM Capital, Inc., a biotechnology private equity firm, from 2001 to 2009. Mr. von Emster was also a Biotechnology and Healthcare Analyst and Portfolio Manager at Franklin Templeton Group from 1989 to 2000. Mr. von Emster received a B.S. in Business and Economics from the University of California, Santa Barbara and is a Chartered Financial Analyst, or CFA. We believe Mr. von Emster’s experience in the biotechnology industry, as well as his experience as a member on the boards of directors of multiple companies in the industry, qualifies him to serve on our Board of Directors.

Thomas F. Woiwode, Ph.D., Director: Dr. Woiwode has served on our Board of Directors since April 2014. Dr. Woiwode joined Versant Venture Management, LLC, or Versant, in 2002 and has served as a Venture Partner since 2011 and as a Managing Director since July 2014. Dr. Woiwode also has served on the board of directors of Audentes Therapeutics, Inc., a biotechnology company, since July 2013. Dr. Woiwode previously served as the Chief Operating Officer of Okairos, a biopharmaceutical company acquired by GlaxoSmithKline plc in May 2013, from July 2011 to May 2013. In addition, Dr. Woiwode co-founded Euroventures, a wholly owned biotechnology incubator within Versant, and in this role, served as the founding Chief Business Officer of three biotech companies created within Versant. Dr. Woiwode received a Ph.D. in Organic Chemistry at Stanford University and a B.A. in English and a B.S. in Chemistry from the University of California, Berkeley. We believe Dr. Woiwode’s experience in the biotechnology industry, as well as his experience as a member on the boards of directors of multiple companies in the industry, qualifies him to serve on our Board of Directors.

Pablo Cagnoni, M.D., Director: Dr. Cagnoni has served on our Board of Directors since December 2015. Dr. Cagnoni has also served as Managing Director of MPM Capital, Inc., since May 2015. In addition, Dr. Cagnoni has served as President and Chief Executive Officer of Tizona Pharmaceuticals, Inc., a biotechnology company, since May 2015. Dr. Cagnoni previously served as President of Onyx Pharmaceuticals, Inc. from October 2013 to April 2015, and as Executive Vice President, Global Research and Development and Technical Operations from April 2013 to October 2013. Dr. Cagnoni also served in management roles at the following biotechnology companies: Senior Vice President and Global Head of Clinical Development at Novartis AG from October 2009 to April 2013, Senior Vice President and Chief Medical Officer at Allos Therapeutics, Inc. from March 2007 to September 2009, and Chief Medical Officer and Vice President of Clinical Research and Medical Affairs at OSI Pharmaceuticals, Inc. from July 2004 to March 2007. Dr. Cagnoni was also Assistant Professor of Medicine and Assistant Director Pharmacology Laboratory at the University of Colorado Bone Marrow Transplant Program. Dr. Cagnoni received an M.D. from the University of Buenos Aires School of Medicine. He continued with post-doctoral work in Hematology and Oncology at the Mount Sinai Medical Center and in Stem Cell Transplantation at the University of Colorado Health Sciences Center. We believe Dr. Cagnoni’s experience in the biotechnology industry qualifies him to serve on our Board of Directors.

Corporate Governance Matters

Our Board of Directors believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of shareholders. This section describes key corporate governance guidelines and practices that our Board of Directors has adopted. Complete copies of our Organizational Rules, corporate governance guidelines, committee charters for each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, and code of business conduct and ethics are available on the “Investors & Media—Corporate Governance” section of our website, which is located at www.crisprtx.com. Alternatively, you can request a copy of any of these documents by writing us at CRISPR Therapeutics Inc., 610 Main Street, Cambridge, Massachusetts 02139, Attention: Investor Relations.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics, or the Code of Conduct, that is applicable to all of our employees, executive officers and directors, which is available on our website www.crisprtx.com. The Audit Committee of our Board of Directors is responsible for overseeing the Code of Conduct. Approval of the Audit Committee is required for any waivers of the Code of Conduct for employees, executive officers and directors. Any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.

Board Leadership Structure and Risk Oversight

Board Leadership Structure

As a general policy, our Board of Directors believes that separation of the positions of chairman and chief executive officer reinforces the independence of the Board of Directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board of Directors as a whole. Accordingly, we currently separate the roles of chief executive officer and chairman of the Board of Directors, with Dr. Novak serving as our chief executive officer and Dr. Coles serving as chairman of the Board of Directors. As chief executive officer, Dr. Novak is responsible for setting the strategic direction for our company and the day-to-day leadership and performance of our company, while Dr. Coles, as chairman of the Board of Directors, presides over meetings of the Board of Directors, including executive sessions, and performs oversight responsibilities. Our Board of Directors has three standing committees that currently consist of, and are chaired by, independent directors. Our Board of Directors delegates substantial responsibilities to the committees, which then report their activities and actions back to the full Board of Directors. We believe that the independent committees of our Board of Directors and their chairpersons promote effective independent governance. We believe this structure represents an appropriate allocation of roles and responsibilities for our company at this time because it strikes an effective balance between management and independent leadership participation in our Board of Directors proceedings.

Risk Oversight

Our Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board of Directors performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our company, our Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each committee of our Board of Directors also oversees the management of our company’s risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our chief executive officer reports to the Audit Committee and Board of Directors and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our Audit Committee meets privately with representatives from our independent registered public accounting firm and our chief executive officer. The Audit Committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our Board of Directors regarding these activities.

Board Determination of Independence

Rule 5605 of the NASDAQ Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the NASDAQ Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Rule 5605(a)(2) of the NASDAQ Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other committee of the Board of Directors, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the Board of Directors must consider, for each member of a Compensation Committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board of Directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that N. Anthony Coles, M.D., Ali Behbahani, M.D., Kurt von Emster, Simeon J. George, M.D., Bradley Bolzon, Ph.D., Thomas Woiwode, Ph.D., and Pablo Cagnoni, M.D. do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC, and the listing requirements and rules of the NASDAQ Listing Rules. In making this determination, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our Common Shares by each non-employee director.

Board of Director Meetings and Attendance

Our Board of Directors held nine meetings during 2016. During 2016, each of the directors then in office attended at least 75% of the aggregate of the number of Board of Directors meetings and the number of meetings held by all committees of the Board of Directors on which such director then served.

Communicating with the Independent Directors

Our Board of Directors will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. The chairman of the Board of Directors is primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the other directors as he considers appropriate.

Shareholders who wish to send communications on any topic to our Board of Directors should address such communications to CRISPR Therapeutics Inc., Attention: Board of Directors, 610 Main Street, Cambridge, Massachusetts 02139.

Committees of the Board of Directors

We have established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of these committees operates under a charter that has been approved by our Board of Directors. A copy of each committee’s charter can be found under the “Investors & Media—Corporate Governance” section of our website, which is located at www.crisprtx.com.

Audit Committee

Our Audit Committee consists of Kurt von Emster, Ali Behbahani, M.D., and Simeon J. George, M.D. Our Board of Directors has determined that each of Mr. von Emster and Drs. Behbahani and George are independent under the NASDAQ listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chair of our Audit Committee is Mr. von Emster. Our Board of Directors has determined that Mr. von Emster is an “Audit Committee financial expert” within the meaning of SEC regulations. Our Board of Directors has also determined that each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board of Directors has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector. The Audit Committee held eight meetings during 2016.

The Audit Committee has the responsibility to, among other things:

•	review and assess the qualifications, independence, performance and effectiveness of the independent auditor;

•	review the scope of the prospective audit by the independent auditor, the estimated fees, and any other matters pertaining to the audit;

•	approve any audit and non-audit services proposed to be provided by the independent auditor to ensure independent auditor independence;

•	review and assess the independent auditor’s report, management letters and take notice of all comments of the independent auditor on accounting procedures and systems of control, and review the independent auditor’s reports with management;

•	be responsible for the resolution of disagreements between the management and the independent auditor;

•	review and evaluate the lead audit partner of the independent audit team and confirm and evaluate their rotation;

•	review, discuss with the chief financial officer and the independent auditor and recommend that our Board of Directors approve (i) the quarterly financial statements, (ii) reports and releases intended for publication and (iii) any other financial statements intended for publication to consider significant financial reporting issues and judgments made in connection with the preparation of our financial statements, including any significant changes in our selection or application of accounting principles;

•

review with the management and the independent auditor in separate meetings any analysis or other written communication prepared by the management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including critical accounting policies, the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures on our financial statements;

•	review and recommend that our Board of Directors approve our quarterly financial statements for the first three quarters of each calendar year and the corresponding financial results releases;

•	review in cooperation with the independent auditor and the management whether the accounting principles applied are appropriate in view of our size and complexity;

•	periodically review our policies and procedures for risk management and assess the effectiveness thereof including discussing with management our major financial risk exposures and the steps that have been taken to monitor and control such exposures;

•	discuss with management and external advisors any legal matters that may have a material impact on our financial statements and any material reports or inquiries from regulatory or governmental agencies which could materially impact our contingent liabilities and risks;

•	review our disclosure controls and procedures and internal control over financial reporting including significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting; recommend, based upon its review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	prepare the Audit Committee report required by the rules of the SEC to be included in our annual proxy statement;

•	establish procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	approve any related person transaction in accordance with our related person transaction policy and inform the Board of Directors about the decision of the Audit Committee; and

•	approve any activities in connection with legal actions, litigations or other official proceedings and inform the Board of Directors about any ongoing activities related to legal actions.

Compensation Committee

Our Compensation Committee consists of Thomas Woiwode, Ph.D., Simeon J. George, M.D., Pablo Cagnoni, M.D. and N. Anthony Coles, M.D. Our Board of Directors has determined that each of Drs. Woiwode, George, Cagnoni and Coles are independent under the NASDAQ listing standards, are outside directors within definition of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and are “non-employee directors” for purposes of Rule 16b-3 promulgated by the SEC, and Rule 10C-1(b)(1) of the Exchange Act. The chair of our Compensation Committee is Dr. Woiwode. The Compensation Committee held one meeting during 2016.

Our Compensation Committee has the responsibility to, among other things:

•	review and recommend that our Board of Directors approve the compensation of our executive officers;

•	review and recommend to our Board of Directors the compensation of our directors;

•	review and recommend that our Board of Directors approve the terms of compensatory arrangements with our executive officers;

•	review management succession plans;

•	administer our share and equity incentive plans;

•	select independent compensation consultants and assess whether there are any conflicts of interest with any of the committee’s compensation advisers;

•	review and approve, or recommend that our Board of Directors approve, incentive compensation and equity plans, and any other compensatory arrangements for our executive officers and other senior management, as appropriate;

•	review and establish general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy; reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K;

•	annually review corporate goals and objectives relevant to the compensation of our chief executive officer and our other executive officers;

•	evaluate the performance of our chief executive officer and our other executive officers in light of such corporate goals and objectives and make recommendations to the Board of Directors for approval of the compensation of our chief executive officer and our other executive officers based on such evaluation;

•	review and approve the compensation of all members of our senior management (other than the executive officers), including with respect to any incentive-compensation plans and equity-based plans;

•	review and establish our overall management compensation, philosophy and policy;

•	oversee and administer our compensation and similar plans; and

•	review and make such recommendations to the Board of Directors as deemed advisable with regard to our policies and procedures for the grant of equity-based awards.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee, or the Nominating Committee, consists of Pablo Cagnoni, M.D., N. Anthony Coles, M.D., Ali Behbahani, M.D., and Bradley Bolzon, Ph.D. Our Board of Directors has determined that each of Drs. Cagnoni, Coles, Behbahani and Bolzon are independent under the NASDAQ listing standards. The chair of our Nominating Committee is Dr. Cagnoni. The Nominating Committee became a standalone committee in December 2106. As a stand-alone committee, it held no meetings during 2016. Prior to becoming a stand-alone committee, matters related to nominating and corporate governance were among the responsibilities of the Compensation Committee.

The Nominating Committee has the responsibility to, among other things:

•	identify, evaluate and select, or recommend that our Board of Directors approve, nominees for election to our Board of Directors;

•	evaluate the performance of our Board of Directors and of individual directors;

•	consider and make recommendations to our Board of Directors regarding the composition of the committees of the Board of Directors;

•	review developments in corporate governance practices evaluate the adequacy of our corporate governance practices and reporting;

•	develop and make recommendations to our Board of Directors regarding corporate governance practices, guidelines and matters; and

•	oversee an annual evaluation of the Board of Directors’ performance.

Director Nomination Process

The process followed by our Nominating Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating Committee and our Board of Directors.

Criteria and Diversity

In considering whether to recommend to our Board of Directors any particular candidate for inclusion in our Board of Directors’ slate of recommended director nominees, including candidates recommended by shareholders, the Nominating Committee of our Board of Directors applies the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing, accomplishments in the candidate’s respective field, the candidate’s reputation for high ethical and moral standards, the candidate’s time and ability to devote to the affairs of the company, and to the extent applicable, the candidates history of actively contributing to any boards of directors on which the candidate has previously served.

The director biographies on pages 7 to 9 of this proxy statement indicate each nominee’s experience, qualifications, attributes and skills that led our Nominating Committee and our Board of Directors to conclude he should continue to serve as a director. Our Nominating Committee and our Board of Directors believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our Board of Directors as a whole.

We do not have a policy (formal or informal) with respect to diversity, but we believe that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, our Nominating Committee and our Board of Directors also take into consideration the diversity (with respect to gender, race and national origin) of our board members but do not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors. Our Nominating Committee’s and our Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our shareholders.

Shareholder Nominations

Under our Articles of Association, one or more registered shareholders who together represent shares representing at least the lesser of (i) ten percent of our issued share capital or (ii) an aggregate par value of one million Swiss francs may demand that an item be placed on the agenda of a meeting of shareholders. The relevant provisions of our Articles of Association regarding the right of one or more registered shareholders who together represent shares representing at least the lesser of (i) ten percent of our issued share capital or (ii) an aggregate par value of one million Swiss francs to demand that an item be placed on the agenda of a meeting of shareholders are available on our website at http://ir.crisprtx.com. You may also contact the Secretary of the Company at secretary@crisprtx.com to request a copy of the relevant provisions of our Articles of Association.

Nominations of director candidates by registered shareholders must follow the rules for shareholder proposals described under “Other Matters—Shareholder Proposals and Directors Nominations”. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the Board of Directors determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual general meeting.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation, nomination and corporate governance committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation, nomination and corporate governance committee.

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted a written related person transaction policy to set forth policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant and any director or executive officer, director nominee, holder of 5% or more of any class of our voting securities or any member of the immediate family of or entities affiliated with any of the foregoing had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. Any such transaction must be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

Related Person Transactions

Other than the compensation arrangements for our named executive officers and directors, which are described elsewhere in the “Executive Compensation” and “Director Compensation” sections of this proxy statement, set forth below is a description of transactions since January 1, 2016 to which we were or are a party, and in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, executive officers, nominees for director or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Shareholders’ Agreement

Prior to the closing our initial public offering (the “IPO”) in October 2016, we were a party to a shareholders’ agreement with all of our shareholders (the “Shareholders’ Agreement”), which automatically terminated upon the closing of the IPO. The Shareholders’ Agreement provided our shareholders with certain board nomination rights, preemptive rights, drag-along rights, tag-along rights and registration rights. Pursuant to the Shareholders’ Agreement, we agreed, among other things, to acquire the prior written consent of certain of our U.S. shareholders before undertaking any transaction which would cause us to become a controlled foreign corporation (a “CFC”) and to use commercially reasonable efforts to avoid qualification as a passive foreign investment company (a “PFIC”). In addition, we agreed to consult with our U.S. tax advisors to determine whether we would be treated as a CFC or PFIC for each tax year. If we were a CFC for a taxable year, we were generally required to advance pay to certain U.S. shareholders an amount equal to 50% of our undistributed earnings included in the gross income of such shareholder pursuant to Section 951 of the Code. If we were a PFIC for a taxable year, we were generally required to advance pay to certain U.S. shareholders who made a qualified electing fund election (a “QEF election”), an amount equal to 50% of the amount that such shareholder was required to include in gross income pursuant to Section 1293 of the Code. Any such amounts, if paid, were to be deemed an advance against the payment of any future dividends or distributions. The Shareholders’ Agreement was amended in June 2016 to provide that our undertaking to make advance payments to U.S. shareholders did not apply for tax liabilities in respect to taxable years during which the Company completed an initial public offering or any year thereafter. Under the Shareholders’ Agreement, we also had obligations to provide timely notice and other information to certain of our U.S. shareholders regarding the determination of, and our status as, a CFC and PFIC.

For the year ended December 31, 2015, we determined that we were both a CFC and a PFIC. Under the Shareholders’ Agreement we were obligated to notify certain U.S. shareholders of this determination within 30 days of December 31, 2015, however, we did not finalize the determination of our status until after that date. If timely notification had been given to those shareholders and if all applicable U.S. shareholders had elected to treat us as a QEF, we estimated that we may have been required to make advance payments to those shareholders of up to $2.6 million for the tax year ended December 31, 2015. We did not make any such advance payments. In connection with our determination that we were a CFC and PFIC for the year ended December 31, 2015, we formally offered an aggregate settlement of up to $2.0 million to all of the U.S. shareholders who were party to the Shareholders’ Agreement and would have been eligible to make a QEF election for 2015 had we provided timely notice to such shareholders in order to release us from any and all obligations or claims under the shareholder agreement for potential lack of timely notification of our 2015 PFIC status. In 2016, we entered into settlement and release agreements with all of these shareholders. Pursuant to the settlement and release agreements we agreed to make a one-time payment in exchange for each such shareholder releasing us from all matters and liability relating to our status as a CFC or PFIC for any taxable year from 2013 through 2015. In October 2016 and December 2016, we made payments to each of these shareholders in an aggregate amount of approximately $2.0 million for such releases. The table below sets forth the aggregate payments made pursuant to the settlement and release agreements to each of our directors, executive officers or holders of more than 5% of our issued share capital, or an affiliate or immediate family member thereof:

Name	Amount Paid
Abingworth Bioventures VI, L.P.(1)	$399,158
Entities affiliates with NEA Enterprise Associates(2)	$93,214
Samarth Kulkarni, PhD (3)	$33,512
Tyler Dylan-Hyde, PhD(4)	$73,380
Sven Ante (Bill) Lundberg, M.D.(5)	$189,401

(1)	Abingworth Bioventures VI, L.P. holds greater than 5% of our voting securities and is affiliated with Kurt von Emster, a member of our Board of Directors.
(2)	Entities affiliated with NEA Enterprise Associates hold greater than 5% of our voting securities and are affiliated with Ali Behbahani, M.D., a member of our Board of Directors.
(3)	Dr. Kulkarni is our Chief Business Officer.
(4)	Dr. Dylan-Hyde is our Chief Legal Officer.
(5)	Dr. Lundberg is our Chief Scientific Officer.

Registration Rights Agreement

Pursuant to a Registration Rights Agreement, which became automatically effective upon the termination of the Shareholders’ Agreement at the closing of our IPO, certain holders of our common shares, including certain holders of five percent of our capital stock and entities affiliated with certain of our directors, are entitled to certain rights with respect to registration of such shares under the Securities Act of 1933, as amended (the “Securities Act”). These shares are referred to as registrable securities. Beginning April 17, 2017, the holders of 27,135,884 common shares are entitled to the demand, piggyback and Form S-3 registration rights described below.

The registration of registrable securities pursuant to the exercise of the registration rights would enable the holders to trade these registrable securities without restriction under the Securities Act when the applicable registration statement is declared effective. We will pay the registration expenses of the shares registered pursuant to the demand, piggyback and Form S-3 registrations described below.

Generally, in an underwritten offering, the underwriters have the right, subject to specified conditions, to limit the number of registrable securities the holders may include. The demand, piggyback and Form S-3 registration rights described below will expire on October 24, 2021, or with respect to any particular holder, at such time that such holder can sell its shares under Rule 144 of the Securities Act during any ninety day period.

Demand Registration Rights

The holders of the registrable securities are entitled to certain demand registration rights. At any time beginning on April 17, 2017, the holders of at least two-thirds (66 2/3%) of the registrable securities then outstanding may make a written request that we register all or a portion of their registrable securities, subject to certain specified exceptions. Such request for registration must cover securities the aggregate proceeds of which, after payment of underwriting discounts, commissions and other expenses related to such registration, would exceed $10,000,000. In no event will we be required to effect more than two demand registrations.

Piggyback Registration Rights

If we propose to register for offer and sale any of our securities under the Securities Act in an offering for cash, either for our own account or for the account of other security holders, the holders of registrable securities will be entitled to certain “piggyback” registration rights allowing them to include their registrable securities in such registration, subject to certain marketing and other limitations. As a result, whenever we propose to file a registration statement under the Securities Act in connection with a public offering for our own account or for the account of any shareholder, the holders of these registrable securities are entitled to notice of the registration and have the right, subject to limitations that the underwriters may impose on the number of shares included in the registration, to include their registrable securities in the registration.

Form S-3 Registration Rights

The holders of registrable securities are entitled to certain Form S-3 registration rights. Any holder of registrable securities can make a request that we register for offer and sale all or any portion of their registrable securities on Form S-3 or any similar short form registration statement if we are qualified to file a registration statement on Form S-3, subject to certain specified exceptions. Such request for registration on Form S-3 must cover securities the aggregate offering price of which, before payment of the underwriting discounts and commissions, equals or exceeds $2.0 million. We will not be required to effect more than one registration on Form S-3 within any 12-month period.

Series B Conversion

In October 2015, we entered into a Convertible Loan Agreement with Vertex Pharmaceuticals (Europe) Limited pursuant to which it made an investment of $30.0 million. Additionally, in December 2015, we entered into a Convertible Loan Agreement with Bayer Global Investments B.V. (“Bayer BV”), pursuant to which Bayer BV made an investment of $35.0 million. In connection with each loan agreement, pursuant to Swiss Law, all of our then current shareholders were allowed to participate as additional lenders in each loan agreement on a pro-rata basis to their respective shareholdings.

The outstanding principal balance together with accrued interest thereon under each loan agreement was converted into Series B Preferred Shares in January 2016 at a conversion price of $13.43 per share. The table below sets forth the aggregate number of Series B Preferred Shares issued upon conversion to our directors, executive officers or holders of more than 5% of our issued share capital, or an affiliate or immediate family member thereof, in the January 2016 conversion:

Name	Aggregate Principal Amount of Loans	Series B Preferred Shares Received Upon Conversion
Entities affiliated with Versant Ventures(1)	$3,000,000	224,294
S.R. One, Limited(2)	1,500,000	112,060
New Enterprise Associates 15, L.P.(3)	1,500,000	112,160
Abingworth Bioventures VI L.P.(4)	1,500,000	112,160
Vertex Pharmaceuticals (Europe) Limited	30,000,000	2,243,387
Bayer Global Investments B.V.	35,000,000	2,605,330
Sven Ante (Bill) Lundberg, M.D.	738,450	55,217

Total:	$73,238,450	5,464,608

(1)	Entities affiliated with Versant Ventures hold greater than 5% of our voting securities and are affiliated with Bradley Bolzon, Ph.D. and Thomas Woiwode, Ph.D., both members of our Board of Directors.
(2)	S.R. One, Limited holds greater than 5% of our voting securities is affiliated with Simeon J. George, M.D., a member of our Board of Directors.
(3)	Entities affiliated with New Enterprise Associates 15, L.P. hold greater than 5% of our voting securities and are affiliated with Ali Behbahani, M.D., a member of our Board of Directors.
(4)	Abingworth Bioventures VI, L.P. holds great than 5% of our voting securities and is affiliated with Kurt von Emster, a member of our Board of Directors.

Bayer Subscription Agreement

In December 2015, we entered in a subscription agreement, or the Subscription Agreement, with Bayer BV. Pursuant to the Subscription Agreement, Bayer BV was given the option, at its election, to purchase $35 million of our common shares in a private placement concurrent with our IPO at a per share price equal to the public offering price in the IPO. In October 2016, Bayer BV purchased 2,500,000 common shares for an aggregate purchase price of $35 million, in a private placement concurrent with our IPO.

Bayer Joint Venture

In December 2015, we entered into a Joint Venture Agreement, or the JV Agreement, with Bayer HealthCare LLC, an affiliate of Bayer BV, or Bayer Healthcare, to create Casebia Therapeutics LLP, or Casebia, to discover, develop and commercialize new therapeutics. At the closing of the JV Agreement in March 2016, we contributed $0.1 million to Casebia and Bayer Healthcare contributed an initial amount of $45 million. Bayer Healthcare is committed to contribute up to $300 million in the aggregate, including the $45 million initial contribution. Additionally, as part of our contribution to Casebia, in March 2016, we entered into an IP Contribution Agreement, or the CRISPR IP Contribution Agreement, with Casebia. Pursuant to the CRISPR IP Contribution Agreement, we granted Casebia an exclusive, worldwide, fully paid-up, royalty-free license, including the right to sublicense, to the use of our CRISPR/Cas9 technology. In return, Casebia paid us aggregate amount of $35 million. We have received additional payments from Casebia totaling $1.3 million through March 31, 2017, for research and development activities.

Series B Private Placement Extension

In June 2016, we completed an additional private placement of our Series B Preferred Shares, or the Series B Private Placement Extension. An aggregate of 2,834,252 Series B Preferred Shares were issued to certain new and existing investors at a purchase price of $13.43 per share for gross proceeds of approximately $38.1 million. Vertex Pharmaceuticals (Europe) Limited purchased 228,914 Series B Preferred Shares for $3,075,266 in the Series B Private Placement Extension.

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unrelated third parties.

Initial Public Offering

In October 18, 2016, we entered into an underwriting agreement with Citigroup Global Markets Inc., Piper Jaffray & Co. and Barclays Capital Inc., as representatives of the several underwriters, relating to an underwritten public offering of shares of our common shares. Pursuant to the underwriting agreement, we sold an aggregate of 4,429,311 common shares to the underwriters, including 429,311 common shares sold by us pursuant to the partial exercise by the underwriters of their option to purchase additional shares in connection with the offering, at a price to the public of $14.00 per share. The offering closed on October 24, 2016. Certain holders of more than 5% of our capital stock (including common shares acquired in the offering) purchased our common shares from the underwriters in the offering at the offering price of the shares to the public of $14.00 per share. The following table sets forth the number of common shares purchased and the aggregate cash purchase price paid by each of these shareholders.

Purchaser	Shares	Aggregate Purchase Price
Celgene Alpine Investment Co. III, LLC	800,150	$11,202,100.00
Entities affiliated with Versant Ventures(1)	161,270	2,257,780.00
S.R. One, Limited(2)	66,500	931,000.00
Abingworth Bioventures VI, LP(3)	56,000	784,000.00

Total:	1,083,920	$15,174,880.00

(1)	Entities affiliated with Versant Ventures hold greater than 5% of our voting securities and are affiliated with Bradley Bolzon, Ph.D. and Thomas Woiwode, Ph.D., both members of our Board of Directors.
(2)	S.R. One, Limited holds greater than 5% of our voting securities is affiliated with Simeon J. George, M.D., a member of our Board of Directors.
(3)	Abingworth Bioventures VI, LP holds greater than 5% of our voting securities and is affiliated with Kurt von Emster, a member of our Board of Directors.

Directed Share Program

At our request, the underwriters in the IPO reserved up to 5% of the common shares for sale at the initial public offering price to persons who are directors, officers or employees, or who are otherwise associated with us, through a directed share program. The table below sets forth the aggregate number and purchase price of common shares issued to our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof pursuant to the directed share program:

Name	Shares	Aggregate Purchase Price
Robyn Coles(1)	35,000	$490,000
2012 Coles Irrevocable Trust(2)	35,000	490,000
Yenkuei Chuang(3)	400	5,600

Total:	70,400	$985,600

(1)	Robyn Coles is the spouse of N. Anthony Coles, a member of our Board of Directors.
(2)	The trustees of the 2012 Coles Irrevocable Trust are N. Anthony Coles and Robyn Coles.
(3)	Yenkuei Chuang is the spouse of Sven Ante Lundberg, our Chief Scientific Officer.

EXECUTIVE COMPENSATION

Executive Officers

Certain information regarding our executive officers who are not also directors, as of April 1, 2017, is set forth below.

Name	Age	Position(s)
Rodger Novak, M.D.	49	Chief Executive Officer and Director
Marc Becker	45	Chief Financial Officer
Sven Ante (Bill) Lundberg, M.D.	53	Chief Scientific Officer
Samarth Kulkarni, Ph.D.	38	Chief Business Officer
Tyler Dylan-Hyde, Ph.D.	55	Chief Legal Officer
Kala Subramanian, Ph.D.	50	Senior Vice President, Strategic Development and Operations

Rodger Novak, M.D., Co-Founder, Chief Executive Officer and Director: Dr. Novak co-founded CRISPR Therapeutics AG in November 2013, and has served as a director on our Board of Directors since inception. Prior to joining our company, Dr. Novak served as Global Head Anti-infectives Research and Development at Sanofi, a pharmaceutical company. Prior to Sanofi, Dr. Novak co-founded Nabriva Therapeutics AG, a biopharmaceutical company, in January 2006, and served as its Chief Operating Officer from inception to May 2012. From March 2003 to January 2006, Dr. Novak served as the Deputy Head of the Antibiotic Research Institute at Sandoz GmbH. Dr. Novak was appointed as Professor for Microbiology at the Vienna Biocenter in March 2001. Dr. Novak received an M.D. from Philipps University of Marburg, Germany. He continued with post-doctoral work in New York City at The Rockefeller University, St. Jude Children’s Research Hospital and the Skirball Institute of Biomolecular Medicine at NYU Langone Medical Center. Dr. Novak has authored numerous publications, including articles in Nature, Nature Medicine and Molecular Cell and is a co-inventor of five patents.

Marc Becker, Chief Financial Officer: Mr. Becker has served as our Chief Financial Officer since February 2016. Prior to joining our company, Mr. Becker served as Senior Vice President and Chief Financial Officer at rEVO Biologics, Inc., a biopharmaceutical company, from June 2012 to February 2016. Prior to that, Mr. Becker served various roles at Genzyme Corporation, a biotechnology company, from 2001 to 2011, most recently serving as the Vice President of Finance for the renal and endocrine business unit. Mr. Becker has also held various positions at KPMG LLP and BankBoston (now part of Bank of America). Mr. Becker received an M.B.A. from Babson College and a B.S. in Business Administration from the University of Massachusetts and was licensed as a certified public accountant. As of the date of mailing of this proxy statement, Mr. Becker is on a family and medical leave of absence with began effective March 21, 2017.

Sven Ante (Bill) Lundberg, M.D., Chief Scientific Officer: Dr. Lundberg has served as our Chief Scientific Officer since February 2015. Prior to joining our company, Dr. Lundberg was Vice President and Head of Translational Medicine at Alexion Pharmaceuticals, Inc., or Alexion, a biopharmaceutical company, from March 2011 to January 2015. From March 2010 to January 2011, Dr. Lundberg was Chief Medical Officer at Taligen Therapeutics, Inc., a biotechnology company that was acquired by Alexion in January 2011, and Vice President of Clinical Development at Antisoma Plc, or Antisoma, from May 2008 to March 2010. Dr. Lundberg also served as Vice President of Clinical Development at Xanthus Pharmaceuticals, Inc. from 2004 until it was acquired by Antisoma in 2008. Previous to that, Dr. Lundberg served as the Medical Director at Wyeth (acquired by Pfizer Inc. in January 2009) and Medical Director at Genzyme Corporation. Dr. Lundberg received an M.D. from Stanford University School of Medicine, an M.B.A. from the Isenberg School of Management at the University of Massachusetts—Amherst, and a B.S. in Biology from the Massachusetts Institute of Technology, or MIT. He completed post-doctoral work at the Whitehead Institute for Biomedical Research at MIT.

Samarth Kulkarni, Ph.D., Chief Business Officer: Dr. Kulkarni has served as our Chief Business Officer since August 2015. Prior to joining our company, Dr. Kulkarni was at McKinsey & Company from 2006 to July 2015, with various titles, his most recent being Partner within the Pharmaceuticals and Biotechnology practice. Dr. Kulkarni received a Ph.D. in Bioengineering and Nanotechnology from the University of Washington and a B. Tech. from the Indian Institute of Technology. Dr. Kulkarni has authored several publications in leading scientific and business journals.

Tyler Dylan-Hyde, Ph.D., Chief Legal Officer: Dr. Dylan-Hyde has served as our Chief Legal Officer since January 2015. Prior to joining our company, Dr. Dylan-Hyde was the Chief Business Officer and General Counsel of Taxus Cardium Partners Group (formerly Cardium Therapeutics, Inc.), from October 2005 to December 2014, and has served as a member of the board of directors since October 2005. Dr. Dylan-Hyde also served as the Chief Business Officer and General Counsel, and a member of the board of directors of Tissue Repair Company from August 2006 to November 2014. Prior to that, Dr. Dylan-Hyde was Vice President and General Counsel at Collateral Therapeutics, Inc. (acquired by Schering AG (now Bayer Healthcare Pharmaceuticals) in March 2002), Chief Business Officer and General Counsel at InnerCool Therapies Inc. (acquired by Royal Philips (now ZOLL Medical Corporation) in July 2009), and a Partner at Morrison & Foerster LLP, where he specialized in intellectual property, licensing and corporate transactions. Dr. Dylan-Hyde received a J.D. from the University of California, Berkeley, School of Law, a Ph.D. in Biology from the University of California, San Diego, and a B.Sc. in Cell, Molecular and Developmental Biology from McGill University.

Kala Subramanian, Ph.D., Senior Vice President, Strategic Development and Operations: Dr. Subramanian has served as our Senior Vice President Strategic Development and Operations (Chief of Staff) since June 2016. Prior to joining our company, Dr. Subramanian served as Global Head of Strategic Development & Program Management in Oncology Development at Novartis Pharmaceutical Corporation, from December 2003 to June 2016. Prior to that, Dr. Subramanian served as Senior Project Manager at Millennium Pharmaceuticals, from May 2001 to December 2003. Dr. Subramanian also served as Senior Consultant at Accenture Consulting, from May 1998 to April 2001. Dr. Subramanian received a Ph.D. in Chemistry from Cornell University and a M.Sc. in Chemistry from Indian Institute of Technology, Madras (India). She completed post-doctoral work at Duke University Medical Center.

Executive Compensation

This section discusses the material elements of our executive compensation policies for our “named executive officers” and the most important factors relevant to an analysis of these policies. For 2016, our named executive officers are Rodger Novak, our chief executive officer and director, and our two other most highly compensated executive officers, Marc Becker, our Chief Financial Officer, and Kala Subramanian, our Senior Vice President, Strategic Development and Operations. In addition, this section provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and is intended to place in perspective the data presented in the following tables and the corresponding narrative.

Summary Compensation Table

The following table sets forth information regarding compensation earned by each of our named executive officers during the years indicated.

Name	Year	Salary ($)	Bonus ($)		Share Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Rodger Novak, M.D.(4)	2016	436,888	—		3,674,722	1,971,400	235,940	38,930	6,357,880
Chief Executive Officer	2015	356,242	—		326,360	820,587	118,424	66,968	1,688,581

Marc Becker(5) Chief Financial Officer	2016	291,783	101,500	(6)	—	1,692,641	114,701	—	2,200,625

Kala Subramanian, Ph.D.(7) Senior Vice President, Strategic Development and Operations	2016	180,386	150,000	(8)	—	1,271,498	67,238	2,045	1,671,167

(1)	Amounts represent the aggregate grant date fair value of stock and option awards granted to our named executive officers computed in accordance with FASB ASC Topic 718. Pursuant to FASB ASC Topic 718, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For awards with award conditions, the amounts reported are based upon probable outcome, which for this purpose was determined to be the maximum level of achievement. For additional information on the valuation assumptions underlying the value of these awards, see the notes to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2016. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the named executive officers.
(2)	Amounts represent incentive compensation paid to our named executive officers based upon achievement of certain corporate goals, business development objectives and research and development milestones.
(3)	Amounts reported in 2016 include: for Dr. Novak, private pension contributions; and for Dr. Subramanian, 401(k) matching contributions.
(4)	The compensation paid to Dr. Novak in CHF has been converted from CHF to USD at an exchange rate of (i) 0.9848 CHF:1 USD and (ii) 0.9628 CHF:1 USD for 2015 and 2016, respectively, in each case based on the average daily noon buying rate of exchange of the Federal Reserve Bank of New York for the applicable year.
(5)	Mr. Becker joined us in February 2016 and went on family and medical leave effective March 21, 2017. Base salary and incentive compensation amounts were prorated to reflect his partial year of employment in 2016.
(6)	Reflects a signing bonus paid to Mr. Becker upon the commencement of his employment with us.
(7)	Dr. Subramanian joined us in June 2016. Base salary and incentive compensation amounts were prorated to reflect her partial year of employment in 2016.
(8)	Reflects a signing bonus paid to Dr. Subramanian upon the commencement of her employment with us.

Narrative Disclosure to Summary Compensation Table

The following describes the material terms of the elements of our executive compensation program for our named executive officers during 2016.

Base Salaries. The compensation of our named executive officers is determined and approved by the Board of Directors, based on the recommendation of the Compensation Committee. In connection with our initial public offering, base salaries of certain of our named executive officers were adjusted effective as of October 18, 2016. The base salaries for our Named Executive Officers in 2016 were as follows:

Named Executive Officer	Annual Base Salary Effective Prior to October 17, 2016	Annual Base Salary Effective October 18, 2016
Rodger Novak, M.D.	$420,000	$502,000
Marc Becker(1)	$330,000	$350,000
Kala Subramanian, Ph.D.(2)	$350,000	$350,000

(1)	Mr. Becker joined us in February 2016.
(2)	Dr. Subramanian joined us in June 2016, and as a result, no changes were made to her salary in connection with the IPO.

On March 8, 2017, the Board of Directors approved, effective April 1, 2017, an increase in the annual base salary for Dr. Novak to $517,060, for Mr. Becker to $359,151.64 and for Dr. Subramanian to $355,364.75.

Annual Bonuses. We also believe that a significant portion of our executives’ cash compensation should be based on the attainment of performance goals established by our Board of Directors. Each of our named executive officers participated in a bonus plan for 2016, which provided for incentive payments to each of our named executive officers based upon the consummation of our initial public offering, as well as achievement of certain corporate goals, business development objectives and research and development milestones. For 2016, the target annual bonuses for each of Dr. Novak, Mr. Becker and Dr. Subramanian was equal to 50%, 40% and 40%, of their respective base salaries. In December 2016 and January 2017, our Compensation Committee reviewed our 2016 corporate goals and determined that on an overall basis, we had substantially achieved 95% of our goals. In recognition of this achievement and each of the executive’s efforts towards our successful achievement of such goals, the Board awarded our named executive officers 94% of their target bonus opportunity for 2016 (prorated for Dr. Subramanian and Mr. Becker for partial year of employment), with the additional 1% re-allocated to fund bonuses for non-executive staff members.

For year 2017, our executive officers will be eligible to receive cash compensation based upon achievement of both individual objectives and corporate objectives in 2017, including the achievement of certain intellectual property and budgetary goals, as well as clinical, research and development milestones. Each executive officer will be eligible to earn up to 135% of his or her target incentive annual compensation.

Equity Incentive Compensation. We have historically granted stock options and prior to our initial public offering, in the case of certain of our named executive officers, at their election, shares of restricted stock purchased at fair market value, In 2016, we granted options to purchase ordinary shares, as shown in more detail in the “Outstanding Equity Awards at 2016 Year End” table below.

Outstanding Equity Awards at Year-End

The following table sets forth information concerning outstanding equity awards for each of our named executive officers at December 31, 2016:

		Option Awards(1)								Stock Awards(1)
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Rodger Novak, M.D.	10/18/2016 9/10/2015	12,500 178,727	(3) (4)	187,500 89,366	(3) (4)			14.00 1.85	10/18/2026 9/10/2025
	6/3/2016	—		—				—	—	89,387	1,810,981

Marc Becker	10/18/2016 3/2/2016	4,160 —	(3)	62,506 281,926	(3)			12.57 5.86	7/15/2026 3/2/2026	—
											—
Kala Subramanian, Ph.D.	7/1/2016 7/1/2016	— 16,666	(5)	133,333		16,667	(5)	12.57 12.57	7/1/2026 7/1/2026	—	—

(1)	Unless otherwise specified below, each award vests with respect to 25% of the shares on the first anniversary of the vesting commencement date and the remaining 75% vests in equal monthly installments over the next three years thereafter, subject to continuous service through each such date. Awards granted prior to October 18, 2016 were made pursuant to our 2015 Stock Option and Grant Plan and awards granted on or after October 18, 2016 were made pursuant to our 2016 Stock Option and Incentive Plan.
(2)	The market value is calculated by multiplying the number of unvested shares by $20.26, which was the fair market value of the Company’s common shares as of December 31, 2016.
(3)	This option vests over a 48-month period beginning as of October 31, 2017, subject to continuous service through each such date.
(4)	This option was vested with respect to 94,947 of the shares subject to the option as of the vesting commencement date, with the remaining 173,146 shares subject to the option vesting ratably over 31 months thereafter, subject to continuous service through each such date.
(5)	This option vests and becomes exercisable upon the achievement of certain performance criteria, provided such performance criteria are met as of July 1, 2017, subject to Dr. Subramanian’s continued service through such date. The performance criteria had been met with respect to 50% of this option as of December 31, 2016.

Employment Agreements with Our Named Executive Officers

We have entered into employment agreements with each of our named executive officers in connection with their employment with us. These employment agreements provide for “at will” employment.

Rodger Novak. In October 2016, we entered into an amended and restated employment agreement with Dr. Novak, which became effective upon consummation of our IPO. Dr. Novak currently receives an annual base salary in an amount in CHF equivalent to $517,060. Dr. Novak is eligible for annual performance bonuses based upon criteria established by our Board of Directors upon recommendation of the Compensation Committee of our Board of Directors. Dr. Novak’s annual target bonus is currently set at 50% of his annual base salary. In addition, Dr. Novak is eligible to participate in our discretionary bonus scheme through equity awards, the terms and conditions of which are determined in the sole discretion of the Board of Directors upon recommendation of the Compensation Committee. Dr. Novak is also eligible to participate in our employee benefit plans on the same terms as other executives.

Under Dr. Novak’s employment agreement, Dr. Novak is entitled to 12 months’ notice, or the notice period, in the case of a termination by us for unjustified cause or by Dr. Novak for justified cause, in each case in accordance with Swiss law and as defined in his amended and restated employment agreement. During the 12 month notice period, Dr. Novak would continue to receive all compensation under his employment agreement, and all stock options and stock based awards would continue to vest from the date notice of termination is given until the date of termination. In addition, upon the last day of his employment (except upon termination for cause by the Company or unjustified cause by Dr. Novak), Dr. Novak would receive an amount equivalent to Dr. Novak’s annual target bonus.

During the notice period, Dr. Novak may request to take “garden leave,” in which case we will be required to release Dr. Novak from his working obligations within 15 days after receipt of such request. During this period of garden leave, Dr. Novak may enter into consulting arrangements and accept board positions with other companies. However, Dr. Novak will continue to be entitled to all compensation under his employment agreement through the garden leave period, which terminates at the end of the 12 month notice period. We also have the right to place Dr. Novak on garden leave at any time during the notice period.

If Dr. Novak’s employment is terminated by us for unjustified cause or by Dr. Novak for justified cause, in each case, on or within 18 months following a change in control, all equity awards held by Dr. Novak on such date of termination will vest, or similar other restrictions will expire, and such awards become exercisable or nonforfeitable, subject to his execution of a release of claims in favor of us. However, in the event we determine at the time of the change in control, based upon an opinion of counsel, that the acceleration described in the preceding sentence is not permissible under applicable law, all stock options and stock-based awards held by Dr. Novak as of the date of the change in control, shall vest and become exercisable or nonforfeitable as of the date of the change in control.

Marc Becker. In October 2016, we entered into an amended and restated employment agreement with Mr. Becker, which became effective upon the consummation of our IPO. Mr. Becker currently receives an annual base salary in an amount equal to $359,151.64, and Mr. Becker’s annual target bonus is currently set at 40% of his annual base salary. Mr. Becker is also eligible to participate in our employee benefit plans on the same terms as other executives.

Under Mr. Becker’s employment agreement, in the case of a termination by us without cause or by Mr. Becker for good reason (in each case, as defined under the employment agreement), he is entitled to six months’ notice, or the notice period; provided, that, in the case of a notice of termination by us without cause or by Mr. Becker for good reason that occurs within 12 months following a change in control, the notice period shall be 12 months. During such notice period, and subject to Mr. Becker’s execution of a release of claims in favor of us, Mr. Becker would continue to receive base salary, benefits and continued vesting during such period and would be entitled to receive an amount equal to his target bonus for the year in which the termination occurs, prorated based upon the number of days in the notice period.

During the notice period, Mr. Becker will be placed on garden leave on the 15th day following receipt of the notice (or such earlier date as the Company may determine in its sole discretion), and we will be required to release Mr. Becker from his working obligations for the remainder of the notice period. During this period of garden leave, Mr. Becker may enter into other employment or consulting arrangements and accept board positions with other companies. However, Mr. Becker will continue to be entitled to all compensation under his employment agreement through the garden leave period.

In the case of a notice of termination by us without cause or by Mr. Becker for good reason, in each case, that occurs on or within 12 months following a change in control, all vesting or similar restrictions on any equity awards held by Mr. Becker will vest and become exercisable or nonforfeitable upon the date of such termination, subject to his execution of a release. However, in the event we determine at the time of the change in control, based upon an opinion of counsel, that the acceleration described in the preceding sentence is not permissible under applicable law, all stock options and stock-based awards held by Mr. Becker as of the date of the change in control, would vest and become exercisable or nonforfeitable as of the date of the change in control.

Dr. Kala Subramanian. In October 2016, we entered into an amended and restated employment agreement with Dr. Subramanian, which became effective upon the consummation of our initial public offering. Dr. Subramanian currently receives an annual base salary in an amount equal to $355,364.75. Dr. Subramanian’s annual target bonus is currently set at 40% of her annual base salary. Dr. Subramanian is also eligible to participate in our employee benefit plans on the same terms as other executives.

Under Dr. Subramanian’s employment agreement, in the case of a termination by us without cause or by Dr. Subramanian for good reason (in each case, as defined under the employment agreement), she is entitled to six months’ notice, or the notice period; provided, that, in the case of a notice of termination that occurs within 12 months following a change in control, the notice period shall be 12 months. During such notice period, and subject to Dr. Subramanian’s execution of a release, Dr. Subramanian would continue to be entitled to receive base salary, benefits and continued vesting during such period and would be entitled to receive an amount equal to her target bonus for the year in which the termination occurs, prorated based upon the number of days in the notice period.

During the notice period, Dr. Subramanian will be placed on garden leave on the 15th day following receipt of the notice (or such earlier date as the Company shall determine in its sole discretion), and we will be required to release Dr. Subramanian from her working obligations for the remainder of the notice period. During this period of garden leave, Dr. Subramanian may enter into other employment or consulting arrangements and accept board positions with other companies. However, Dr. Subramanian will continue to be entitled to all compensation under her employment agreement through the garden leave period.

In the case of a notice of termination by us without cause or by Dr. Subramanian for good reason, in each case, that occurs on or within 12 months following a change in control, all vesting or similar restrictions on any equity awards held by Dr. Subramanian will vest and become exercisable or nonforfeitable upon the date of such termination, subject to her execution of a release. However, in the event we determine at the time of the change in control, based upon an opinion of counsel, that the acceleration described in the preceding sentence is not permissible under applicable law, all stock options and stock-based awards held by Dr. Subramanian as of the date of the change in control, would vest and become exercisable or nonforfeitable as of the date of the change in control.

Other Agreements

Employee Confidentiality, Non-Competition, Non-solicitation And Assignment Agreements

Each of our named executive officers has entered into an agreement with respect to confidential information and assignment of inventions. Among other things, this agreement obligates each named executive officer to refrain from disclosing any of our proprietary information received during the course of employment and to assign to us any inventions conceived or developed during the course of employment. In addition, our named executive officers are also subject to certain non-competition and/or non-solicitation obligations as set forth in their respective employment agreements.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. In addition, subject to Swiss law, Article 29 of our Articles of Association provides for indemnification of the existing and former members of the Board of Directors, executive management and their heirs, executors and administrators, against liabilities arising in connection with the performance of their duties in such capacity, and permits us to advance the expenses of defending any act, suit or proceeding to our directors and executive management. Furthermore, under general principles of Swiss employment law, an employer may be required to indemnify an employee against losses and expenses incurred by such employee in the proper execution of their duties under the employment agreement with the employer.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Retirement Plans

Pension Plan

We participate in a retirement plan, or the Pension Plan, organized through enrollment in an independent collective foundation that covers our employees in Switzerland, including Dr. Novak. The assets are invested by the collective foundation in a diversified portfolio that respects the requirements of the Swiss Law on Occupational Retirement, Survivors and Disability Pension Plans, or BVG. Under the Pension Plan, both we and the employee share the costs equally. The structure of the Pension Plan and the legal provisions of the BVG mean that we are exposed to actuarial risks. The main risks are investment risk, interest risk, disability risk and the risk of longevity. Through the affiliation to a collective foundation, we have minimized these risks, since they are shared between a much greater number of participants.

The collective foundation is governed by a foundation board. The board is made up of an equal number of employee and employer representatives of the different affiliated companies. We have no direct influence on the investment strategy of the collective foundation. We cannot determine the benefits or how they are financed directly. The foundation board of the collective foundation is responsible for defining the investment strategy, for making changes to the pension fund regulations and in particular, also for defining the financing of the pension benefits.

The old age benefits are based on retirement savings for each employee, coupled with annual retirement credits and interest (there is no possibility to credit negative interest). At retirement age, the insured members can choose whether to take a pension for life, which includes a spouse’s pension, or a lump sum. In addition to retirement benefits, the plan benefits also include disability and death benefits. Insured members may also buy into the scheme to improve their pension provision up to the maximum amount permitted under the rules of the plan and may withdraw funds early for the purchase of a residential property for their own use subject to limitations under Swiss law. On leaving employment with us, retirement savings are transferred to the pension institution of the new employer or to a vested benefits institution. This type of benefit may result in pension payments varying considerably between individual years. In defining the benefits, the minimum requirements of the BVG and its implementing provisions must be observed. The BVG defines the minimum pensionable salary and the minimum retirement credits. In Switzerland, the minimum interest rate applicable to these minimum retirement savings is set by the Swiss Federal Council at least once every two years. In 2015 the rate was 1.75% and for 2016 it is 1.25%.

Section 401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Plan participants are able to defer eligible compensation subject to applicable annual Code limits. We have the ability to make matching contributions under the 401(k) plan and contributed approximately $53,000 in matching contributions for 2016. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

DIRECTOR COMPENSATION

Our Board of Directors adopted a non-employee director compensation policy, which became effective upon the closing of our initial public offering in October 2016. Prior to that time, we did not have a formal non-employee director compensation policy. The non-employee director compensation policy is designed to provide a total compensation package that enables us to attract and retain, on a long-term basis, high caliber non-employee directors. Under the non-employee director compensation policy, our non-employee directors are compensated as follows:

•	each non-employee director will receive an annual cash fee of $35,000 ($65,000 for the chairman of the Board of Directors);

•	each non-employee director who is a member of the Audit Committee will receive an additional annual cash fee of $7,500 ($15,000 for the Audit Committee chairman);

•	each non-employee director who is a member of the Compensation Committee will receive an additional annual cash fee of $5,000 ($10,000 for the Compensation Committee chairman);

•	each non-employee director who is a member of the Nominating Committee will receive an additional annual cash fee of $4,000 ($8,000 for the Nominating Committee chairman);

•	each new non-employee director will receive an initial grant of an option under our 2016 Stock Option and Incentive Plan, or the 2016 Plan, to purchase 30,000 common shares upon his or her initial election to our Board of Directors; and

•	each non-employee director will receive an annual grant of an option under our 2016 Plan to purchase 15,000 common shares of common shares on the date of the first meeting of our Board of Directors held after each annual general meeting of our shareholders.

The stock options granted to our non-employee directors will have an exercise price equal to the fair market value of our common shares on the date of grant and will expire ten years after the date of grant. The initial stock options granted to new non-employee directors will vest in equal monthly installments over a three-year period following the grant date, subject to such director’s continued service on the Board of Directors. The annual stock options granted to our non-employee directors will vest in full upon the earlier of the first anniversary of the date of grant or the date of the following annual general meeting of shareholders, subject to such director’s continued service on the Board of Directors. Any initial stock options and annual stock options granted to each of our non-employee directors will automatically accelerate and become fully vested and exercisable upon the non-employee director’s death or disability or upon a sale event (as defined in the 2016 Plan).

All cash fees will be paid quarterly, in arrears, or upon the earlier resignation or removal of the non-employee director. The amount of each payment will be prorated for any portion of a quarter that a non-employee director is not serving on our Board of Directors, based on the number of calendar days served by such non-employee director.

Each non-employee director is also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the Board of Directors and any committee on which he or she serves.

Director Compensation Table

The following table sets forth a summary of the compensation for our non-employee directors during 2016. Dr. Novak, who serves as our Chief Executive Officer, was an employee during year 2016 and received no additional compensation for his service as a member of our Board of Directors. The compensation received by

Dr. Novak, as a named executive officer of the Company, is presented in “Executive Compensation—Summary Compensation Table—2016.”

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
N. Anthony Coles, M.D.	54,333	147,855	—	202,188
Bradley Bolzon, Ph.D.	7,375	295,710	—	303,085
Ali Behbahani, M.D.	8,896	295,710	—	304,606
Kurt von Emster	10,139	295,710	—	305,849
Simeon J. George, M.D.	9,632	295,710	—	305,342
Thomas Woiwode, Ph.D.	9,125	295,710	—	304,835
Pablo Cagnoni, M.D.	32,583	507,157	—	539,740

(1)	Amounts reported represent fees earned by each director for their service on the Board of Directors and any committee or committees thereof for the year ending December 31, 2016. Each director was eligible to receive compensation in accordance with the policy described above, prorated from the date of our initial public offering on October 18, 2016. Prior to our initial public offering, Drs. Coles and Cagnoni were eligible to receive an annual cash retainer equal to $30,000, with Dr. Coles receiving an additional annual cash retainer in the amount of $20,000 for his service as the Chairman of the Board of Directors. Such fees were prorated through the date of our initial public offering. Accordingly, the amounts earned for service on the Board of Directors prior to October 18, 2016 was $39,861 for Dr. Coles and $23,917 for Dr. Cagnoni.
(2)	These amounts represent the aggregate grant date fair value of awards granted to our directors in 2016, computed in accordance with FASB ASC Topic 718. See Note 7 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2016 regarding assumptions underlying the valuation of equity awards.
(3)	The aggregate amount of stock option awards outstanding as of December 31, 2016 for the non-employee directors of our Board of Directors was: Dr. Coles: 283,093; Dr. Bolzon: 30,000; Dr. Behbahani: 30,000; Mr. von Emster: 30,000; Dr. George: 30,000; Dr. Woiwode: 30,000; Dr. Cagnoni: 149,096.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2016. As of December 31, 2016, we had three equity compensation plans, each of which was approved by our shareholders: the 2015 Stock Option and Grant Plan, or 2015 Plan, the 2016 Plan and the 2016 Employee Stock Purchase Plan, or 2016 ESPP.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,535,371	$8.38	5,870,536
Equity compensation plans not approved by security holders	206,929	$12.57	—

Total	4,742,300	$8.56	5,870,536

(1)	As of December 31, 2016, (i) 5,457,310 shares remained available for future issuance under our 2016 Plan and (ii) 413,226 shares remained available for future issuance under our 2016 ESPP.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our Audit Committee has reviewed our audited consolidated financial statements and the statutory financial statements for the year ended December 31, 2016 and discussed them with our management and our independent registered public accounting firm, Ernst & Young LLP and our statutory auditor, Ernst & Young AG.

Our Audit Committee has also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to our Audit Committee, including the matters required to be discussed by the statement on Auditing Standard No. 1301, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.

In addition, Ernst & Young LLP provided our Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, our Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016.

By the Audit Committee of the Board of Directors of CRISPR Therapeutics AG.

Kurt von Emster, Chair

Ali Behbahani, M.D.

Simeon J. George, M.D.

MATTERS TO BE VOTED ON

Proposal 1: Approval of the Annual Report, the Consolidated Financial Statements and the Statutory Financial Statements of CRISPR Therapeutics AG

Explanation

The consolidated financial statements and the statutory financial statements of CRISPR Therapeutics AG for the year ended December 31, 2016 are contained in the Company’s Annual Report, which has been made available to all registered shareholders on or before the date of mailing of this proxy statement. The Annual Report also contains the consolidated and statutory financial statements including the reports to these statements of the Company’s statutory auditor, the Company’s Compensation Report prepared in compliance with the Swiss Ordinance Against Excessive Compensation by Public Corporations (the “Minder Ordinance”) and the statutory auditor’s report on the Compensation Report, additional information on the Company’s business, organization and strategy, organization and strategy. Copies of the Annual Report are available on the Internet at ir.crisprtx.com.

Under Swiss law, the Annual Report, the consolidated financial statements and the statutory financial statements of Swiss companies must be submitted to shareholders for approval or disapproval at each annual general meeting. In the event of a negative vote on this proposal by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for reconsideration of this proposal by shareholders.

Ernst & Young AG, as the Company’s statutory auditors, issued an unqualified recommendation to the Annual General Meeting that the consolidated and statutory financial statements of CRISPR Therapeutics AG for the year ended December 31, 2016 be approved. Ernst & Young AG expressed their opinion that the “consolidated financial statements for the year ended December 31, 2016 present fairly, in all material respects, the financial position, the results of operations and the cash flows in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and comply with Swiss law.”

Further Ernst & Young AG expressed their opinion and confirmed that the consolidated financial statements, the statutory financial statements and the proposed appropriation of financial results comply with Swiss law and the Articles of Association of CRISPR Therapeutics AG. Ernst & Young AG also expressed their opinion that the Compensation Report complies with the Minder Ordinance and other applicable Swiss law.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of a majority of the votes cast in person or by proxy at the 2017 Annual General Meeting, not counting abstentions.

Recommendation

The Board of Directors recommends a vote “FOR” approval of the Annual Report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2016.

Proposal 2: Approval of the Appropriation of Financial Results

Explanation

Under Swiss law, the appropriation of the financial results as set forth in the Company’s statutory financial statements must be submitted to shareholders for approval at each annual general meeting. The Board of Directors proposes to carry forward the net loss resulting from the following appropriation of financial results:

Proposed Appropriation of Net Loss: in Swiss Francs (“CHF”)
Balance brought forward from previous years:	(22,041,634)
Net loss for the period (on a stand-alone unconsolidated basis):	(13,166,834)
Total accumulated loss:	(35,208,469)

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of a majority of the votes cast in person or by proxy at the 2017 Annual General Meeting, not counting abstentions.

Recommendation

The Board of Directors recommends a vote “FOR” approval of the proposed appropriation of retained earnings with respect to the year ending December 31, 2016.

Proposal 3: Discharge of the Members of the Board of Directors and Executive Committee

Explanation

As is customary for Swiss corporations and in accordance with Article 698, subsection 2, item 5 of the Swiss Code of Obligations, shareholders are requested to release the members of the Board of Directors and Executive Committee from liability for their activities during the year ended December 31, 2016 that have been disclosed to shareholders. This release from liability exempts members of the Board of Directors and the Executive Committee from liability claims brought by the Company or its shareholders on behalf of the Company against any of them for activities carried out during the year ended December 31, 2016 relating to facts that have been disclosed to shareholders. Shareholders that do not vote in favor of the proposal, or acquire their shares after the vote without knowledge of the approval of this resolution, are not bound by the result for a period ending six months after the vote.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of a majority of the votes cast in person or by proxy at the 2017 Annual General Meeting, not counting abstentions and not counting the votes of any member of the Board of Directors or of any of the members of the Executive Committee.

Recommendation

The Board of Directors recommends a vote “FOR” the proposal to release the members of the Board of Directors and the Executive Committee from liability for activities during the year ended December 31, 2016.

Proposal 4: Re-Election of Eight Directors

Explanation

The Company’s Board of Directors is presently composed of eight members. Each director as well as the Chairman must be elected annually and individually for a term extending until completion of the next annual general meeting of shareholders.

At the recommendation of the Nominating Committee, the Board of Directors has nominated the eight individuals below to serve as directors for a one-year term, beginning in each case as of the 2017 Annual General Meeting and ending at the closing of the 2018 annual general meeting. All eight of the nominees currently serve as members of the Board of Directors. Their current terms expire upon the closing of the 2017 Annual General Meeting.

Under Swiss law, board members may only be elected by shareholders. If the individuals below are re-elected, the Board of Directors will be composed of eight members. The Board of Directors has no reason to believe that any of our nominees will be unwilling or unable to serve if elected as a director. There will be a separate vote on each nominee.

For further information on the Board of Directors, including the current members of the board, the committees of the board, the means by which the board exercises supervision of the Company’s executive officers, and other information, please see “Board of Directors Corporate Governance – Election of Directors” starting on page 7.

4.a Re-election of N. Anthony Coles, M.D., as member and Chairman

Proposal: The Board of Directors proposes that N. Anthony Coles, M.D., be re-elected to the Board of Directors as member and as Chairman for a one-year term ending at the closing of the 2018 annual general meeting.

For biographical information and qualifications of Dr. Coles, please refer to “Board of Directors Corporate Governance—Election of Directors” on page 8.

4.b Re-election of Rodger Novak, M.D.

Proposal: The Board of Directors proposes that Rodger Novak, M.D., be re-elected to the Board of Directors for a one-year term ending at the closing of the 2018 annual general meeting.

For biographical information and qualifications of Dr. Novak, please refer to “Board of Directors Corporate Governance—Election of Directors” on page 7.

4.c Re-election of Bradley Bolzon, Ph.D.

Proposal: The Board of Directors proposes that Bradley Bolzon, Ph.D., be re-elected to the Board of Directors for a one-year term ending at the closing of the 2018 annual general meeting.

For biographical information and qualifications of Dr. Bolzon, please refer to “Board of Directors Corporate Governance—Election of Directors” on page 8.

4.d Re-election of Ali Behbahani, M.D.

Proposal: The Board of Directors proposes that Ali Behbahani, M.D., be re-elected to the Board of Directors for a one-year term ending at the closing of the 2018 annual general meeting.

For biographical information and qualifications of Dr. Behbahani, please refer to “Board of Directors Corporate Governance—Election of Directors” on page 8.

4.e Re-election of Kurt von Emster

Proposal: The Board of Directors proposes that Kurt von Emster, be re-elected to the Board of Directors for a one-year term ending at the closing of the 2018 annual general meeting.

For biographical information and qualifications of Mr. von Emster, please refer to “Board of Directors Corporate Governance—Election of Directors” on page 9.

4.f Re-election of Simeon J. George, M.D.

Proposal: The Board of Directors proposes that Simeon J. George, M.D., be re-elected to the Board of Directors for a one-year term ending at the closing of the 2018 annual general meeting.

For biographical information and qualifications of Dr. George, please refer to “Board of Directors Corporate Governance—Election of Directors” on page 8.

4.g Re-election of Thomas Woiwode, Ph.D.

Proposal: The Board of Directors proposes that Thomas Woiwode, Ph.D., be re-elected to the Board of Directors for a one-year term ending at the closing of the 2018 annual general meeting.

For biographical information and qualifications of Dr. Woiwode, please refer to “Board of Directors Corporate Governance—Election of Directors” on page 9.

4.h Re-election of Pablo Cagnoni, M.D.

Proposal: The Board of Directors proposes that Pablo Cagnoni, M.D., be re-elected to the Board of Directors for a one-year term ending at the closing of the 2018 annual general meeting.

For biographical information and qualifications of Dr. Cagnoni, please refer to “Board of Directors Corporate Governance—Election of Directors” on page 9.

Voting Requirement to Approve Proposals

The affirmative “FOR” vote for each nominee of a majority of the votes cast in person or by proxy at the 2017 Annual General Meeting, not counting abstentions.

Recommendation

The Board of Directors recommends a vote “FOR” the re-election of each nominee to the Board of Directors.

Proposal 5: Re-Election of Members of the Compensation Committee

Explanation

Our Compensation Committee is presently composed of four members, each of whom is standing for re-election to the Board of Directors and to the Compensation Committee. In accordance with Swiss law, the members of the Compensation Committee are to be elected annually and individually by the shareholders. Only members of the Board of Directors can be elected as members of the Compensation Committee.

At the recommendation of the Nominating Committee, the Board of Directors has nominated the four individuals below to serve as members of the Compensation Committee for a term of one year. All four of the nominees currently serve as members of the Compensation Committee and, as required by our Compensation Committee charter, all of the nominees are independent in accordance with the requirements of the listing standards of the Nasdaq Stock Market, the outside director definition of Section 162(m) of the Code, the definition of a “non-employee director” for purposes of Rule 16b-3 promulgated by the SEC and Rule 10C-1(b)(1) of the Exchange Act.

The term of office for each member of the Compensation Committee ends at the closing of the next annual general meeting. There will be a separate vote on each nominee.

5.a Re-election of Pablo Cagnoni, M.D.

Proposal: The Board of Directors proposes that Pablo Cagnoni, M.D., be re-elected to the Compensation Committee for a one-year term ending at the closing of the 2018 annual general meeting.

For biographical information and qualifications of Dr. Cagnoni, please refer to “Board of Directors Corporate Governance—Election of Directors” on page 9.

5.b Re-election of N. Anthony Coles, M.D.

Proposal: The Board of Directors proposes that N. Anthony Coles, M.D., be re-elected to the Compensation Committee for a one-year term ending at the closing of the 2018 annual general meeting.

For biographical information and qualifications of Dr. Coles, please refer to “Board of Directors Corporate Governance—Election of Directors” on page 8.

5.c Re-election of Simeon J. George, M.D.

Proposal: The Board of Directors proposes that Simeon J. George, M.D., be re-elected to the Compensation Committee for a one-year term ending at the closing of the 2018 annual general meeting.

For biographical information and qualifications of Dr. George, please refer to “Board of Directors Corporate Governance—Election of Directors” on page 8.

5.d Re-election of Thomas Woiwode, Ph.D.

Proposal: The Board of Directors proposes that Thomas Woiwode, Ph.D., be re-elected to the Compensation Committee for a one-year term ending at the closing of the 2018 annual general meeting.

For biographical information and qualifications of Dr. Woiwode, please refer to “Board of Directors Corporate Governance—Election of Directors” on page 9.

Voting Requirement to Approve Proposals

The affirmative “FOR” vote of a majority of the votes cast in person or by proxy at the 2017 Annual General Meeting, not counting abstentions.

Recommendation

The Board of Directors recommends a vote “FOR” the re-election of each of four the above nominees to the Compensation Committee.

Proposal 6: Approval of the Compensation for the Board of Directors and the Members of the Executive Committee

Explanation

Pursuant to Swiss law and Article 18 of the Articles of Association of the Company, the shareholders must annually approve (i) the non-performance-related compensation of the Board of Directors for the next term of office, (ii) any additional compensation of the Board of Directors for the preceding business year, (iii) the non-performance-related compensation of the Executive Committee for the 12-month period starting on July 1 following the Annual General Meeting, (iv) the variable compensation for the Executive Committee for the current year and (v) the grant of options or shares in the Company to the Board of Directors and the Executive Committee. The compensation numbers below include an amount of 10% for unforeseen contingencies and possible compensation increases.

This proposal, as it relates to the compensation of the Board of Directors, is based on the Board of Directors consisting of eight directors, of whom seven are non-employee directors. Only the non-employee directors are included in this proposal. Our chief executive officer, who also is a member of the Board of Directors, does not receive any compensation for his role as a director.

Pursuant to Article 6.1 of the Organizational Regulations of the Company, the Executive Committee consists of the chief executive officer, the chief financial officer, the chief business officer, the chief scientific officer, the chief legal officer and such other officers expressly designated by the Board of Directors to be members of the Executive Committee. As such, our Executive Committee is comprised of the following persons: Rodger Novak, M.D., Marc Becker, Samarth Kulkarni, Ph.D., Sven Ante (Bill) Lundberg, M.D., Tyler Dylan-Hyde, Ph.D. and Kala Subramanian, Ph.D.

6.a Binding vote on total non-performance-related compensation for members of the Board of Directors from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders.

The Board of Directors proposes that shareholders approve the total maximum amount of non-performance-related compensation for the members of the Board of Directors covering the period from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders, i.e., USD $420,000 (cash base compensation plus social security costs).

6.b Binding vote on equity for members of the Board of Directors from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders.

The Board of Directors proposes that shareholders approve the maximum grant of equity or equity linked instruments for the members of the Board of Directors covering the period from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders with maximum value of USD $4,200,000 (equity grant date value plus social security costs).

6.c Binding vote on total non-performance-related compensation for members of the Executive Committee from July 1, 2017 to June 30, 2018.

The Board of Directors proposes that shareholders approve the total maximum amount of non-performance-related cash compensation for the members of the Executive Committee covering the period from July 1, 2017 to June 30, 2018, i.e., USD $5,650,000 (cash base compensation plus social security costs).

6.d Binding vote on total variable compensation for members of the Executive Committee for the current year ending December 31, 2017.

The Board of Directors proposes that shareholders approve the total maximum amount of variable compensation for the members of the Executive Committee for the current year ending December 31, 2017, i.e., USD $3,220,000 (cash compensation plus social security costs).

6.e Binding vote on equity for members of the Executive Committee from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders.

The Board of Directors proposes that shareholders approve the maximum grant of equity or equity linked instruments for the members of the Executive Committee covering the period from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders with maximum value of USD $24,897,000 (equity grant date value plus social security costs).

Voting Requirement to Approve Proposals

The affirmative “FOR” vote of a majority of the votes cast in person or by proxy at the 2017 Annual General Meeting, not counting abstentions.

Recommendation

The Board of Directors recommends a vote “FOR” the approval of the compensation of the Board of Directors and members of the Executive Committee as set forth above.

Proposal 7: Approval of an Increase of the Conditional Share Capital for Employee Benefit Plans

Explanation

Under Swiss corporate law the total nominal par value of the shares authorized by shareholders for future issuance on the exercise of option rights granted to employees by a company is referred to as conditional share capital. A Swiss company must have sufficient shares available, either through conditional share capital, treasury shares, or a combination of the two, to cover any option rights under derivative securities at the time the securities are issued.

The Board of Directors is proposing that shareholders authorize the increase of the Company’s conditional share capital for employee benefit plans by an amount of CHF 60,380.52 from currently CHF 312,177.21 to CHF 372,557.73 for the issuance of up to 12,418,591 Common Shares to cover any future share issuances due to the exercise of option rights. The Board of Directors is seeking this conditional share capital at this time in order to provide financing flexibility for future option grants and in order to allow the implementation of the Amended and Restated Plan which the Company suggests to approve under proposal 8.

Shareholders’ subscription rights will be excluded with regard to these shares. These new registered shares may be issued at a price below the current market price. The Board of Directors will specify the precise conditions of issue including the issue price of the shares. If the proposal is approved no further authorization from the shareholders will be necessary or solicited prior to issue shares for options that have been granted and exercised within the limits under the proposal.

If this proposal to increase the conditional share capital for employee benefit plans is approved, the current Article 3c para. 1 of the Articles of Association will be amended and re-numbered as follows:

Current version:

Art. 3c Conditional Share Capital for Employee Benefit Plans

The share capital of the Company shall be increased by an amount not exceeding CHF 312’177.21 through the issue of a maximum of 10’405’907 registered shares, payable in full, each with a nominal value of CHF 0.03, in connection with the exercise of option rights granted to any employee of the Company or a subsidiary, and any consultant, members of the Board of Directors, or other person providing services to the Company or a subsidiary.

Art. 3c Bedingtes Aktienkapital für Mitarbeiterbeteiligungspläne

Das Aktienkapital kann durch die Ausgabe von höchstens 10’405’907 voll zu liberierenden Namenaktien im Nennwert von je CHF 0.03 um höchstens CHF 312’177.21 durch Ausübung von Optionsrechten erhöht werden, welche Mitarbeitenden der Gesellschaft oder ihrer Tochtergesellschaften, Personen in vergleichbaren Positionen, Beratern, Verwaltungsratsmitgliedern oder anderen Personen, welche Dienstleistungen zu Gunsten der Gesellschaft erbringen, gewährt wurden.

New version (changes in italic):

Art. 3c Conditional Share Capital for Employee Benefit Plans

The share capital of the Company shall be increased by an amount not exceeding CHF 372’557.73 through the issue of a maximum of 12’418’591 registered shares, payable in full, each with a nominal value of CHF 0.03, in connection with the exercise of option rights granted to any employee of the Company or a subsidiary, and any consultant, members of the Board of Directors, or other person providing services to the Company or a subsidiary.

Art. 3c Bedingtes Aktienkapital für Mitarbeiterbeteiligungspläne

Das Aktienkapital kann durch die Ausgabe von höchstens 12’418’591 voll zu liberierenden Namenaktien im Nennwert von je CHF 0.03 um höchstens CHF 372’557.73 durch Ausübung von Optionsrechten erhöht werden, welche Mitarbeitenden der Gesellschaft oder ihrer Tochtergesellschaften, Personen in vergleichbaren Positionen, Beratern, Verwaltungsratsmitgliedern oder anderen Personen, welche Dienstleistungen zu Gunsten der Gesellschaft erbringen, gewährt wurden.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of a majority of at least two thirds of the votes cast in person or by proxy at the 2017 Annual General Meeting, not counting abstentions.

Recommendation

Our Board of Directors recommends a vote “FOR” the Increase of the Conditional Share Capital for Employee Benefit Plans.

Proposal 8: Approval of the CRISPR Therapeutics AG Amended and Restated 2016 Stock Option and Incentive Plan

Explanation

The Board of Directors believes that options to purchase common shares and other share-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On March 8, 2017, subject to shareholder approval, the Board of Directors approved an amendment and restatement of the Company’s 2016 Stock Option and Incentive Plan (as amended, the “Amended and Restated Plan”) to increase the number of common shares reserved for issuance thereunder by 2,012,684 shares to 9,284,463 shares. As of March 31, 2017, there were approximately 4,995,319 common shares available for future grants under the Amended and Restated Plan. The Amended and Restated Plan is designed to enhance the flexibility to grant equity and non-equity incentive awards to our officers, employees, non-employee directors and other key persons and to ensure that we can continue to grant awards to eligible recipients at levels determined to be appropriate by the Board of Directors and/or the Compensation Committee. A copy of the Amended and Restated Plan is attached as Appendix A to this proxy statement and is incorporated herein by reference.

Shareholder approval of the Amended and Restated Plan under this Proposal 8 will also serve to approve the performance measures set forth in the Amended and Restated 2016 Plan, as further described below under the section entitled “—Qualified Performance-Based Compensation under Code Section 162(m).”

Summary of Material Features

The material features of the Amended and Restated Plan are:

•	The maximum number of common shares to be issued under the Amended and Restated Plan is 9,284,463 shares, an increase of 2,012,684 shares;

•	The Amended and Restated Plan permits the award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares and dividend equivalent rights;

•	The term of the Amended and Restated Plan will expire on May 31, 2027, the tenth anniversary of shareholder approval of the amendment and restatement;

•	Stock options and stock appreciation rights will not be repriced in any manner without shareholder approval;

•	The value of all awards made under the Amended and Restated Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $500,000 or, in the year in which a non-employee director is first appointed or elected as a non-employee director, $750,000;

•	Awards made under the Amended and Restated Plan shall accelerate upon the consummation of a “sale event” if such awards are not assumed, continued or substituted; and

•	Any material amendment to the Amended and Restated Plan is subject to approval by our shareholders.

Based solely on the closing price of our common shares as reported by NASDAQ on April 17, 2017, the maximum aggregate market value of the 2,012,684 common shares proposed to be added to the Amended and Restated Plan is $39,992,031. The shares we issue under the Amended and Restated Plan will be authorized but unissued shares as well as shares that we reacquire. The common shares underlying any awards that are forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of common shares, expire or are otherwise terminated, other than by exercise, under the Amended and Restated Plan, as well as our prior 2015 Stock Option and Grant Plan, will be added back to the common shares available for issuance under the Amended and Restated Plan.

Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the Amended and Restated Plan to a “Covered Employee” (as defined in the Code) qualify as “performance-based compensation” under Section 162(m) of the Code, the Amended and Restated Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, developmental, clinical or regulatory milestones, acquisitions or strategic transactions, including licenses, collaborations, joint ventures or promotion arrangements, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 2,000,000 common shares for any performance cycle and options or stock appreciation rights with respect to no more than 2,000,000 common shares may be granted to any one individual during any calendar year period.

Rationale for Share Increase

The Amended and Restated Plan is critical to our ongoing effort to build shareholder value. Equity incentive awards are an important component of the compensation of our executive and non-executive employees and our non-employee directors. Our Compensation Committee and the Board of Directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees and non-employee directors necessary for our continued growth and success.

We manage our long-term shareholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize shareholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees, officers and non-employee directors. Our employee compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our shareholders and motivate our employees to act as owners of the business.

If our request to increase the share reserve under the Amended and Restated Plan by an additional 2,012,684 shares is approved by shareholders, we will have approximately 7,008,003 shares available for grant after the 2017 Annual Meeting, which is based on 4,995,319 shares available for grant under the 2016 Stock Option and Incentive Plan on March 30, 2017 and the 2,012,684 shares subject to this proposal. Our Compensation Committee determined the size of the requested share increase based on projected equity awards to anticipated new hires and projected annual equity awards to existing employees, officers, non-employee directors and other key persons.

Summary of the Amended and Restated Plan

The following description of certain features of the Amended and Restated Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Amended and Restated Plan that is attached hereto as Appendix A.

Administration. The Amended and Restated Plan is administered by the Board of Directors. The Board of Directors has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended and Restated Plan. The Board of Directors may delegate to our Chief Executive Officer the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. All full-time and part-time officers, employees, non-employee directors and other key persons (including consultants) are eligible to participate in the Amended and Restated Plan, subject to the discretion of the administrator. There are certain limits on the number of awards that may be granted under the Amended and Restated Plan. For example, no more than 2,000,000 common shares may be granted in the form of stock options or stock appreciation rights to any one individual during any one calendar year period. The maximum performance-based award payable to any grantee in a performance cycle is 2,000,000 common shares. These limits are intended to comply with Section 162(m) of the Code. In addition, no more than 9,284,463 shares may be granted in the form of incentive stock options.

Director Compensation Limit. The Amended and Restated Plan provides that the value of all awards awarded under the Amended and Restated Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $500,000 in total value or, in the event such non-employee director is first appointed or elected to the Board of Directors during such calendar year, $750,000 in total value. For purposes of this limit, the value of any equity incentive awards made to a non-employee director shall be equal to the grant date fair value as determined under applicable accounting rules.

Stock Options. The Amended and Restated Plan permits the granting of (1) options to purchase common shares intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Amended and Restated Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Board of Directors but may not be less than 100% of the fair market value of the common shares on the date of grant. Fair market value for this purpose will be the last reported sale price of the common shares on NASDAQ on the grant date. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Board of Directors and may not exceed ten years from the date of grant. The Board of Directors will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Board of Directors. In general, unless otherwise permitted by the Board of Directors, no option granted under the Amended and Restated Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Board of Directors or by delivery (or attestation to the ownership) of common shares that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Board of Directors may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional United States federal tax requirements, including a $100,000 limit on the value of common shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Board of Directors may award stock appreciation rights subject to such conditions and restrictions as the Board of Directors may determine. Stock appreciation rights entitle the recipient to common shares equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common shares on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The Board of Directors may award common shares to participants subject to such conditions and restrictions as the Board of Directors may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment or service with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).

Restricted Stock Units. The Board of Directors may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of common shares and may be subject to such conditions and restrictions as the Board of Directors may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. In the Board of Directors’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Board of Directors and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Board of Directors may also grant common shares which are free from any restrictions under the Amended and Restated Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards. The Board of Directors may grant performance share awards to any participant which entitle the recipient to receive common shares upon the achievement of certain performance goals (as summarized above) and such other conditions as the Board of Directors shall determine.

Dividend Equivalent Rights. The Board of Directors may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified common shares. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, common shares or a combination thereof, in a single installment or installments, as specified in the award.

Change of Control Provisions. The Amended and Restated Plan provides that upon the effectiveness of a “sale event,” as defined in the Amended and Restated Plan, the parties thereto may cause the assumption or continuation of awards theretofore granted by the successor entity, or the substitution of such awards with new awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties do not provide for the assumption, continuation or substitution of awards, all options and stock appreciation rights that are not exercisable immediately prior to the effective time of the sale event shall become fully exercisable as of the effective time of the sale event, all other awards with time-based vesting, conditions or restrictions, shall become fully vested and nonforfeitable as of the effective time of the sale event and all awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in the discretion of the compensation committee, and the Amended and Restated Plan and all awards granted under the Amended and Restated Plan shall terminate. In addition, in connection with the termination of the Amended and Restated Plan upon a sale event, we may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration payable to shareholders in the sale event and the exercise price of the options or stock appreciation rights.

Adjustments for Stock Dividends, Stock Splits, Etc. The Amended and Restated Plan requires the Board of Directors to make appropriate adjustments to the number of common shares that are subject to Amended and Restated Plan, to certain limits in the Amended and Restated Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the Amended and Restated Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Board of Directors, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold common shares to be issued pursuant to the exercise or vesting.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the Amended and Restated Plan and the Board of Directors may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of NASDAQ, any amendments that materially change the terms of the Amended and Restated Plan will be subject to approval by our shareholders. Amendments shall also be subject to approval by our shareholders if and to the extent determined by the Board of Directors to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the Amended and Restated Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of Plan. Our 2016 Stock Option and Incentive Plan was adopted by our Board of Directors and approved by our shareholders in July 2016, and it became effective upon our IPO in October 2016. The Amended and Restated Plan was approved by our Board of Directors on March 8, 2017. Awards of incentive options may be granted under the Amended and Restated Plan until March 8, 2027. Other awards may be granted under the Amended and Restated Plan until the date that is ten years from the date of shareholder approval.

New Plan Benefits

Because the grant of awards under the Amended and Restated Plan is within the discretion of the Board of Directors, the Company cannot determine the dollar value or number of common shares that will in the future be received by or allocated to any participant in the Amended and Restated Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Amended and Restated Plan, the following table provides information concerning the benefits that were received by the following persons and groups during

2016: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.

	Options			Stock Awards
Name and Position	Average Exercise Price ($)		Number of Awards (#)	Dollar Value ($)(1)	Number of Awards (#)
Rodger Novak, M.D., Chief Executive Officer	14.00		200,000	3,674,722	290,400
Marc Becker, Chief Financial Officer	7.14		348,592	—	—
Kala Subramanian, Ph.D. SVP, Strategic Development and Operations	12.57		166,666	—	—
All current executive officers, as a group	11.12	(2)	1,105,257	—	—
All current directors who are not executive officers, as a group	13.74	(2)	220,263	—	—
All current employees who are not executive officers, as a group	12.96	(2)	1,085,720	—	—

(1)	The valuation of options and stock awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions used in calculating these values, see Note 9 to our consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2016.
(2)	Represents the weighted-average exercise price for the group.

Tax Aspects Under the Code

The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the Amended and Restated Plan. It describes the consequences based on U.S. federal laws in effect as of the date of mailing of this proxy statement. This summary does not describe all U.S. federal tax consequences under the Amended and Restated Plan, nor does it describe foreign, state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If common shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for U.S. federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If common shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the common shares at exercise (or, if less, the amount realized on a sale of such common shares) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering common shares.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the common shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the common shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering common shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the Amended and Restated Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for certain awards under the Amended and Restated Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The Amended and Restated Plan is structured to allow certain awards to qualify as performance-based compensation.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of a majority of the votes cast in person or by proxy at the 2017 Annual General Meeting, not counting abstentions.

Recommendation

Our Board of Directors recommends a vote “FOR” the approval of the CRISPR Therapeutics AG Amended and Restated 2016 Stock Option and Incentive Plan.

Proposal 9: Re-Election of Independent Voting Rights Representative

Explanation

Pursuant to the “Minder Ordinance”, Swiss law requires that the independent representative of the shareholders (Independent Representative) be elected on the occasion of each annual general meeting for a one-year term ending at the closing of the following annual general meeting.

The Board of Directors proposes that lic. iur. Marius Meier, Attorney at Law, Lautengartenstrasse 7, CH-4052 Basel, be re-elected as Independent Representative for a one-year term ending at the closing of the 2018 annual general meeting.

Shareholders may either represent their shares themselves or have them represented by a third party, whether or not a shareholder, if the latter is given a written proxy. In accordance with Swiss law, each shareholder may be represented at the general meeting by the Independent Representative, Mr. Meier, or by a third-party proxy. Mr. Meier is a notary public and has served as the Independent Representative at the Company’s previous annual general meetings.

Under Swiss corporate law, the Independent Representative must satisfy strict independence requirements. In the absence of instructions, the Independent Representative must abstain from voting. General voting instructions can be given with respect to a particular general meeting of shareholders with respect to proposals and agenda items that have not been disclosed in the invitation to the general meeting.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of a majority of the votes cast in person or by proxy at the 2017 Annual General Meeting, not counting abstentions.

Recommendation

Our Board of Directors recommends a vote “FOR” the re-election of Mr. Meier as Independent Representative.

Proposal 10: The re-election of Ernst & Young AG as our statutory auditor for the term of office of one year and the re-election of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017

Explanation

Upon recommendation of the Audit Committee, the Board of Directors proposes that Ernst & Young AG be re-elected as statutory auditor for the Company and Ernst & Young LLP be re-elected as the Company’s independent registered public accounting firm for the year ending December 31, 2017. Ernst & Young AG assumed its first audit mandate for the Company during the year ended December 31, 2013 and Ernst & Young LLP assumed its first audit mandate for the Company during the year ended December 31, 2015. Pursuant to Swiss law, the shareholders must elect the auditors of the Company.

Information on the fees paid by the Company to Ernst & Young AG and LLP, the Company’s auditors and independent registered public accounting firm for the years ended December 31, 2016 and December 31, 2015 is set forth below. Additional information regarding Ernst & Young AG and LLP, is included in the “Report of the Audit Committee.”

Members of Ernst & Young AG will be present at the annual general meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions you may ask. Members of Ernst & Young LLP will not be present during the meeting.

Audit Fees and Services

Ernst & Young AG was our statutory auditor firm for the years ended December 31, 2016 and December 31, 2015. The following table summarizes the fees of Ernst & Young billed to us for each of the last two years.

Fee Category	Year ended December 31, 2016	Year ended December 31, 2015
Audit Fees(1)	$2,538,886	$2,424,848
Audit-Related Fees(2)	$50,000	$25,000
Tax Fees	—	—
All Other Fees	—	—

Total	$2,588,886	$2,449,848

(1)	“Audit Fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, our initial public offering which closed in October 2016, audits of statutory audit financial statements, and other professional services provided in connection with regulatory filings or engagements. The 2015 audit fees consist of audit fees incurred for the years ended December 31, 2015 and 2014.
(2)	“Audit-Related Fees” consist of fees billed by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements.

All such accountant services and fees were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policies and Procedures” described below.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted procedures requiring the pre-approval of all non-audit services performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is reviewed, and if necessary modified, at least annually.

Management must obtain the specific prior approval of the Audit Committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. The Audit Committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management.

The standard applied by the Audit Committee in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of a majority of the votes cast in person or by proxy at the 2017 Annual General Meeting, not counting abstentions.

Recommendation

The Board of Directors recommends a vote “FOR” the re-election of Ernst & Young AG as the statutory auditor of the Company and the re-election of Ernst & Young LLP as the Company’s independent registered public accounting firm, each for the year ending December 31, 2017.

Proposal 11: Approval of the change in the registered office

Explanation

Under Swiss corporate law the change of the registered office of a stock company requires a change of the Company’s articles of association und therefore is subject to shareholders’ approval.

The Board of Directors is proposing that the seat of CRISPR Therapeutics AG be changed from Basel to Zug. Among other reasons, the Board of Directors is proposing this change in registered office location due to the proximity of Zug to Zurich and other major transportation hubs, currently low cantonal and communal tax rates on corporate profits and the diversity and magnitude of a highly skilled work force.

If this proposal to change our seat from Basel to Zug is approved, the current ingress and Article 1 of the Articles of Association will be amended and re-numbered as follows:

Current version:

ARTICLES OF ASSOCIATION of CRISPR Therapeutics AG (CRISPR Therapeutics SA) (CRISPR Therapeutics Ltd) with registered office in Basel (Translation; in case of controversy the German text shall prevail)	STATUTEN der CRISPR Therapeutics AG (CRISPR Therapeutics SA) (CRISPR Therapeutics Ltd) mit Sitz in Basel

Art. 1  Corporate Name, Principal Office and     Duration

Under the name

CRISPR Therapeutics AG

(CRISPR Therapeutics SA)

(CRISPR Therapeutics Ltd)

there exists a Company which is subject to the provisions of art. 620 et seq. of the Swiss Code of Obligations (CO) with registered office in Basel. The duration of the Company is unlimited.

Art. 1          Firma, Sitz und Dauer

Unter der Firma

CRISPR Therapeutics AG

(CRISPR Therapeutics SA)

(CRISPR Therapeutics Ltd)

besteht für unbeschränkte Dauer eine Aktiengesellschaft gemäss Art. 620 ff. OR mit Sitz in Basel.

New version (changes in italic):

ARTICLES OF ASSOCIATION of CRISPR Therapeutics AG (CRISPR Therapeutics SA) (CRISPR Therapeutics Ltd) with registered office in Zug (Translation; in case of controversy the German text shall prevail)	STATUTEN der CRISPR Therapeutics AG (CRISPR Therapeutics SA) (CRISPR Therapeutics Ltd) mit Sitz in Zug

Art.  1  Corporate Name, Principal Office and      Duration

Under the name

CRISPR Therapeutics AG

(CRISPR Therapeutics SA)

(CRISPR Therapeutics Ltd)

there exists a Company which is subject to the provisions of art. 620 et seq. of the Swiss Code of Obligations (CO) with registered office in Zug. The duration of the Company is unlimited.

Art. 1            Firma, Sitz und Dauer

Unter der Firma

CRISPR Therapeutics AG

(CRISPR Therapeutics SA)

(CRISPR Therapeutics Ltd)

besteht für unbeschränkte Dauer eine Aktiengesellschaft gemäss Art. 620 ff. OR mit Sitz in Zug.

Voting Requirement to Approve Proposal

The affirmative “FOR” vote of a majority of at least two thirds of the votes cast in person or by proxy at the 2017 Annual General Meeting, not counting abstentions.

Recommendation

Our Board of Directors recommends a vote “FOR” the change in location of our registered office from Basel to Zug.

STOCK OWNERSHIP AND REPORTING

Security Ownership of Certain Beneficial Owners and Management

Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our common shares as of March 15, 2017 by:

•	each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of the outstanding shares of our common shares;

•	each of our current directors;

•	our principal executive officer, and our two other executive officers who served during the year ended December 31, 2016, named in the Summary Compensation table above, whom we collectively refer to as our named executive officers; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common shares. Our common shares subject to options that are currently exercisable or will become exercisable within 60 days after March 15, 2017 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person, but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, to our knowledge, the persons and entities in this table have sole voting and investing power with respect to all of the common shares beneficially owned by them, subject to applicable community property laws. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 39,813,491 common shares outstanding as of March 15, 2017. Except as otherwise set forth below, the address of the beneficial owner is c/o CRISPR Therapeutics AG, Aeschenvorstadt 36, 4051 Basel, Switzerland.

	Shares Beneficially Owned
Name and address of beneficial owner	Number	Percent
5% Shareholders
Abingworth Bioventures VI, L.P.(1)	2,604,314	6.54%
Bayer Global Investments B.V.(2)	5,105,330	12.82%
Celgene Alpine Investment Company III, LLC(3)	4,834,980	12.14%
Entities affiliated with New Enterprise Associates(4)	3,216,021	8.08%
Entities affiliated with Versant Ventures(5)	7,593,361	19.07%
GlaxoSmithKline plc(6)
S.R. One, Limited(6)	3,250,627	8.16%
Vertex Pharmaceuticals (Europe) Limited(7)	3,186,586	8.00%
Named Executive Officers and Directors
Rodger Novak, M.D.(8)	1,450,833	3.62%
Marc Becker (9)	91,958	*
Kala Subramanian, Ph.D.(10)	16,666	*
N. Anthony Coles, M.D.(11)	117,966	*
Bradley Bolzon, Ph.D.(12)	7,599,199	19.08%
Ali Behbahani, M.D.	5,838	*
Kurt von Emster(13)	2,607,652	6.55%
Simeon J. George, M.D.(14)	3,226,465	8.10%
Thomas Woiwode, Ph.D.(15)	7,599,199	19.08%
Pablo Cagnoni, M.D.(16)	52,356	*
All executive officers and directors as a group (13 persons)	16,211,546	39.98%

(1)	Based solely on a schedule 13D filed with the SEC on November 3, 2016 on behalf of Abingworth Bioventures VI, L.P., or ABV VI. Abingworth Bioventures VI GP LP, a Scottish limited partnership, serves as the general partner of ABV VI. Abingworth General Partner VI LLP, an English limited liability partnership, serves as the general partner of Abingworth Bioventures VI GP LP. ABV VI (acting by its general partner Abingworth Bioventures VI GP LP, acting by its general partner Abingworth General Partner VI LLP) has delegated to Abingworth LLP, an English limited liability partnership, all investment and dispositive power over the securities held by ABV VI. An investment committee of Abingworth LLP, comprised of Stephen W. Bunting, Timothy Haines, Kurt von Emster and Genghis Lloyd-Harris, approves investment and voting decisions by a majority vote, and no individual member has the sole control or voting power over the securities held by ABV VI. Mr. von Emster is a Managing Partner of Abingworth LLP and a member of our board of directors. Each of Abingworth Bioventures VI GP LP, Abingworth General Partner VI LLP, Mr. von Emster, Dr. Bunting, Dr. Haines and Dr. Lloyd-Harris disclaims beneficial ownership of these shares, except to the extent of their pecuniary interest in such shares. The principal address for each of the entities and individuals listed above is c/o Abingworth LLP, Princes House, 38 Jermyn Street, London, England SW1Y 6DN.
(2)	Based solely on a schedule 13D filed with the SEC on October 28, 2016 by Bayer Global Investments B.V., a wholly owned subsidiary of Bayer AG. Bayer AG shares with Bayer Global Investment B.V. voting and investment power of all such shares. The address for Bayer AG is 51368 Leverkusen, Germany.
(3)	Based solely on a schedule 13D filed with the SEC on October 31, 2016 by Celgene Alpine Investment Co. III, LLC, a wholly owned subsidiary of Celgene Corporation, or Celgene. Celgene has the power to vote, acquire, hold and dispose of all such shares. Celgene disclaims beneficial ownership of these shares, except to the extent of its pecuniary interest therein. The principal address for Celgene is Aon House, 30 Woodbourne Avenue, Pembroke, HM08, Bermuda.
(4)	Based solely on a schedule 13G filed with the SEC on February 6, 2017 by New Enterprise Associates 15, L.P, or NEA 15. The shares directly held by NEA 15 are indirectly held by NEA Partners 15, L.P., or NEA Partners 15, the sole general partner of NEA 15, NEA 15 GP, LLC, or NEA 15 GP, the sole general partner of NEA Partners 15, and each of the individual managers of NEA 15 GP. The individual managers, or collectively, the managers, of NEA 15 GP are Peter J. Barris, Forest Baskett, Anthony A Florence, Jr., Joshua Makower, David M. Mott, Scott D. Sandell, Peter W. Sonsini, Ravi Viswanathan, and Jon M. Sakoda. The managers share voting and dispositive power with regard to the shares held by NEA 15. Dr. Behbahani, a member of our board of directors, has no dispositive power with regard to any shares held by NEA 15. Dr. Behbahani disclaims beneficial ownership of all applicable shares except to the extent of his actual pecuniary interest in such shares. The principal address for NEA 15 is c/o New Enterprise Associates, Inc., 1954 Greenspring Drive, Suite 600, Timonium, Maryland 21093.
(5)

Based solely on a schedule 13D filed with the SEC on November 3, 2016 and Form 4/A filed with the SEC on December 23, 2016 by Versant Venture Capital IV, L.P., or VVC IV, Versant Side Fund IV, L.P., or VSF IV, Versant Venture Capital V, L.P., or VVC V, Versant Affiliates Fund V, L.P., or VAF V, Versant Ophthalmic Affiliates Fund I, L.P., or VOA and Versant Venture Capital V (Canada) LP, or VVC CAN. Consists of 4,104,045 common shares beneficially owned by VVC IV, 24,334 common shares beneficially owned by VSF IV, 2,443,803 common shares beneficially owned by VVC V, 71,700 common shares beneficially owned by VAF V, 79,478 common shares beneficially owned by VOA, and 185,987 common shares beneficially owned by VVC CAN. Versant Ventures IV, LLC, or VV IV, serves as the sole general partner of VVC IV and VSF IV and owns no shares directly. Brian G. Atwood, Samuel D. Colella, Ross A. Jaffe, William J. Link, Rebecca B. Robertson, Bradley Bolzon, Ph.D., Charles M. Warden, Kirk G. Nielsen, Thomas Woiwode and Robin L. Praeger are managing directors of VV IV and share voting and dispositive power over the shares held by VVC IV and VSF IV; however, they each disclaim beneficial ownership of the shares held by VVC IV and VSF IV, except to the extent of their pecuniary interests therein. Versant Ventures V, LLC, or VV V, serves as the sole general partner of VOA, VAF V and VVC V and owns no shares directly. Versant Ventures V (Canada) GP-GP, Inc. or VV V CAN GP, serves as the sole general partner of Versant Ventures V (Canada), L.P., or VV V CAN, which serves as the sole general partner of VVC CAN and owns no shares directly. Samuel D. Colella, William J. Link, Bradley Bolzon, Ph.D.,

Robin L. Praeger, Kirk G. Nielson and Thomas Woiwode, Ph.D. are managing directors of VV V and directors of VV V CAN GP and share voting and dispositive power over the shares held by VOA, VAF V, VVC V and VVC CAN; however, they each disclaim beneficial ownership of the shares held by VOA, VAF V, VVC V and VVC CAN, except to the extent of their pecuniary interests therein. Drs. Bolzon and Woiwode are members of our board of directors. The address for each of the Versant Ventures entities is One Sansome Street, Suite 3630, San Francisco, CA 94104.
(6)	Based solely on a schedule 13D/A filed with the SEC on November 7, 2016 by GlaxoSmithKline plc. S.R. One, Limited is an indirect, wholly-owned subsidiary of GlaxoSmithKline plc. Dr. George is a partner a S.R. One, Limited and a member of our board of directors. Dr. George disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. The principal address for S.R. One, Limited is S.R. One, Limited is 161 Washington Street, Suite 500, Conshohocken, Pennsylvania 19428.
(7)	Based solely on a schedule 13G filed with the SEC on February 13, 2017 by Vertex Pharmaceuticals (Europe) Limited. Vertex Pharmaceutical (Europe) Limited is a wholly owned subsidiary of Vertex Pharmaceuticals, Incorporated. The principal place of business Vertex Pharmaceuticals, Incorporated is 50 Northern Avenue, Boston, Massachusetts 02210.
(8)	Consists of (a) 1,215,005 common shares owned directly and (b) 235,828 common shares issuable upon exercise of stock options granted to Dr. Novak that are exercisable within 60 days of March 15, 2017.
(9)	Consists of 91,958 common shares issuable upon exercise of stock options granted to Mr. Becker that are exercisable within 60 days of March 15, 2017.
(10)	Consists of (a) 16,666 common shares issuable upon exercise of stock options granted to Dr. Subramanian that are exercisable within 60 days of March 15, 2017.
(11)	Consists of (a) 67,700 common shares issuable upon exercise of stock options granted to Dr. Coles that are exercisable within 60 days of March 15, 2017 and (b) 50,266 common shares issuable upon exercise of stock options granted to Dr. Coles and assigned to the Coles 2016 Irrevocable Trust dated June 30, 2016 that are exercisable within 60 days of March 15, 2017.
(12)	Consists of (a) 5,838 common shares issuable upon exercise of stock options granted to Dr. Bolzon that are exercisable within 60 days of March 15, 2017 and (b) the shares disclosed in footnote (5) above. Dr. Bolzon is a managing director of VV IV, VV V and a director of VV V CAN GP. Dr. Bolzon disclaims beneficial ownership of the shares held by VVC IV, VSF IV, VOA, VAF V, VVC V and VVC CAN, except to the extent of his pecuniary interests therein.
(13)	Consists of (a) 5,838 common shares issuable upon exercise of stock options granted to Mr. von Emster that are exercisable within 60 days of March 15, 2017 and (b) the shares disclosed in footnote (1) above. Mr. von Emster is a Managing Partner of Abingworth LLP, and therefore may be deemed to have shared voting and dispositive power over the shares held by Abingworth Bioventures VI, L.P. Mr. von Emster disclaims beneficial ownership of the shares held by Abingworth Bioventures VI, L.P., except to the extent of his pecuniary interest therein.
(14)	Consists of (a) 5,838 common shares issuable upon exercise of stock options granted to Dr. George that are exercisable within 60 days of March 15, 2017 and (b) the shares disclosed in footnote (6) above. Dr. George is a partner at S.R. One, Limited. Dr. George has no dispositive power with regard to any shares held by S.R. One, Limited and disclaims beneficial ownership of the shares held by S.R. One Limited, except to the extent of his pecuniary interest in such shares.
(15)	Consists of (a) 5,838 common shares issuable upon exercise of stock options granted to Dr. Woiwode that are exercisable within 60 days of March 15, 2017 and (b) the shares disclosed in footnote (5) above. Dr. Woiwode is a managing director of VV IV, VV V and a director of VV V CAN GP. Dr. Woiwode disclaims beneficial ownership of the shares held by VVC IV, VSF IV, VOA, VAF V, VVC V and VVC CAN, except to the extent of his pecuniary interests therein.
(16)	Consists of 52,356 common shares issuable upon exercise of stock options granted to Dr. Cagnoni that are exercisable within 60 days of March 15, 2017.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers and holders of more than 10% of our common shares to file with the SEC initial reports of ownership of our common shares and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Directors and officers and holders of 10% of our common shares are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of our records and representations made by our directors and officers regarding their filing obligations, all Section 16(a) filing requirements were satisfied with respect to 2016 with the exception of the following inadvertent late filings: (i) a Form 4 filing filed on February 10, 2016 to report the conversion of all convertible preferred shares into common shares upon the completion of our initial public offering in October 2016 by each of Sven Ante (Bill) Lundberg and Kurt von Emster and the acquisition of common shares in our IPO by affiliates of each such reporting person, and (ii) an amendment to a Form 4 filed on October 26, 2016, which amendment was filed on December 23, 2016 by entities affiliated with Versant Ventures to report the conversion of all convertible preferred shares held by such entities into common shares upon the completion of our initial public offering in October 2016, each of which was accidentally omitted from the October 26, 2016 filing.

Restrictions on Voting Rights

Pursuant to Article 4 of our Articles of Association, no individual or legal entity may, directly or indirectly, formally, constructively or beneficially own or otherwise control voting rights (“Controlled Shares”) with respect to 15% or more of the registered share capital recorded in the commercial register except if such individual or legal entity has submitted prior to the acquisition of such Controlled Shares an orderly tender offer to all shareholders with a minimum price of the higher of (i) the volume weighted average price of the last 60 trading days prior to the publication of the tender offer or (ii) the highest price paid by such individual or legal entity in the 12 months preceding to the publication of the tender offer. Those associated through capital, voting power, joint management or in any other way, or joining for the acquisition of shares, shall be regarded as one person. The registered shares exceeding the limit of 15% and not benefiting from the exemption regarding a tender offer shall be entered in the share register as shares without voting rights.

“Controlled Shares” in reference to any individual or entity means:

a)	all shares of the Company directly, indirectly or constructively owned by such individual or entity; provided that

i.	shares owned, directly or indirectly, by or for a partnership, or trust or estate will be considered as being owned proportionately by its partners, or beneficiaries;

ii.	shares owned, directly or indirectly, by or for a corporation will be considered as being owned proportionately by any shareholder owning 50% or more of the outstanding voting shares of such corporation; and

iii.	shares subject to options, warrants or other similar rights shall be deemed to be owned.

b)	all shares of the Company directly, indirectly or beneficially owned by such individual or entity; provided that:

i.	a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise alone or together with other such persons has or shares: (1) voting power which includes the power to vote, or to direct the voting of, such security; and/or (2) investment power which includes the power to dispose, or to direct the disposition of, such security;

ii.	any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of shares of the Company or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the provisions of these articles of association shall be deemed to be the beneficial owner of such shares; and

iii.	a person shall be deemed to be the beneficial owner of shares if that person has the right to acquire beneficial ownership of such shares within 60 days, including but not limited to any right acquired: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; (3) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (4) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

The limit of 15 % of the registered share capital also applies to the subscription for, or acquisition of, registered shares by exercising option or convertible rights arising from registered or bearer securities or any other securities issued by the Company or third parties, as well as by means of exercising purchased preemptive rights arising from either registered or bearer shares. The registered shares exceeding the limit of 15 % shall be entered in the share register as shares without voting rights.

The Board of Directors may in special cases approve exceptions to the above regulations. Pursuant to an exception to the regulations approved by the Board of Directors, entities affiliated with Versant Ventures may vote on all matters that come before shareholders.

In addition to approving exceptions in special cases to the above regulations, the Board of Directors is also authorized, after due consultation with the person concerned, to delete with retroactive effect entries in the share register which were effected on the basis of false information.

OTHER MATTERS

As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the annual meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of our company and our shareholders.

Shareholder Proposals and Directors Nominations

Under our Articles of Association, one or more registered shareholders who together represent shares representing at least the lesser of (i) ten percent of our issued share capital or (ii) an aggregate par value of one million Swiss francs may demand that an item be placed on the agenda of a meeting of shareholders. Any such proposal must be included by the Board of Directors in our materials for the meeting. A request for inclusion of an item on the agenda must be requested in writing delivered to or mailed and received at the registered office of the Company at least 120 calendar days before the first anniversary of the date that the Company’s proxy statement was released to shareholders in connection with the previous year’s annual general meeting. As such, the deadline for inclusion of a shareholder proposal for the 2017 Annual Meeting was January 25, 2017. With respect to the 2018 annual meeting of shareholders, the deadline to receive proposals for the agenda is December 20, 2017.

In addition, if you are a registered shareholder and satisfy the shareholding requirements under Rule 14a-8 of the Exchange Act, you may submit a proposal for consideration by the Board of Directors for inclusion in the 2018 annual general meeting agenda by delivering a request and a description of the proposal to the Secretary of the Company at secretary@crisprtx.com no later than December 20, 2017, which is 120 calendar days before the anniversary date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting. The proposal will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials under U.S. securities laws.

Nominations of director candidates by registered shareholders must follow the rules for shareholder proposals above. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual general meeting.

Householding of Annual Meeting Materials

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our annual report to shareholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2016, to you if you write or call us at CRISPR Therapeutics, Inc., 610 Main Street, Cambridge, Massachusetts 02139, Attn: Secretary, telephone: (617) 315-4626. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Appendix A

CRISPR THERAPEUTICS AG

AMENDED AND RESTATED

2016 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the CRISPR Therapeutics AG Amended and Restated 2016 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of CRISPR Therapeutics AG (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, , Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the US Tax Code or is a member of the Board of Directors or executive committee and thus subject to approval requirement pursuant to art. 18 of the Swiss Ordinance against excessive compensation in listed stock corporations (Verordnung gegen übermässige Vergütungen bei börsenkotierten Aktiengesellschaften).

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 21.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the US Tax Code.

“Initial Public Offering” means the first underwritten, firm commitment public offering pursuant to an effective registration statement under the US Securities Act covering the offer and sale by the Company of its equity securities, or the listing of the shares of the Company at a recognized stock exchange, or such other event as a result of or following which the Stock shall be publicly held.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, or Performance Share Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the US Tax Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, developmental, clinical or regulatory milestones, acquisitions or strategic transactions, including licenses, collaborations, joint ventures or promotion arrangements, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, and (v) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both, including those described in the Financial Accounting Standards Board’s authoritative guidance and/or in management’s discussion and analysis of financial condition of operations appearing the Company’s annual report to stockholders for the applicable year.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, or Performance Share Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the US Tax Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value CHF 0.03 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the US Tax Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

“US Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“US Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder.

“US Tax Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

Section 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

Administration of Plan. The Plan shall be administered by the Administrator.

Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

to select the individuals to whom Awards may from time to time be granted;

to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, or Unrestricted Stock Awards, s, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

to determine the number of shares of Stock to be covered by any Award;

to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee’s death, disability, retirement or termination of employment, or a change in control (including a Sale Event);

subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised;

(i) to cancel any Award provided that a fair compensation is given to the holder whereby the fairness of the compensation shall be determined by the Administrator in its reasonable judgment; and

at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the US Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

Compliance with Laws or Practices. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws or practices in countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Swiss Ordinance against excessive compensation in listed stock corporations (Verordnung gegen übermässige Vergütungen bei börsenkotierten Aktiengesellschaften), the US Exchange Act or any other applicable United States securities law, the US Tax Code, or any other applicable United States governing statute or law.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 9,284,463 shares, subject to adjustment as provided in Section 3. For purposes of this limitation, the shares of Stock underlying any Awards under the Plan or any shares of Stock underlying any awards under the Company’s 2015 Stock Option and Grant Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 2,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period, and no more than 9,284,463 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed (i) $500,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $750,000 in total value. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

Reserved.

Changes in Stock. Subject to Section 3(e) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the

Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the US Tax Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

In cash, by certified or bank check or other instrument acceptable to the Administrator;

Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee in the share register or the register in book entry form of uncertified securities (Wertrechte) of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the US Tax Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS

Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 7. RESTRICTED STOCK AWARDS

Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.

Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation in the share register or the register in book entry form of uncertified securities (Wertrechte) or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8. RESTRICTED STOCK UNITS

Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. [OMITTED]

SECTION 11. PERFORMANCE SHARE AWARDS

Nature of Performance Share Awards. The Administrator may grant Performance Share Awards under the Plan. A Performance Share Award is an Award entitling the grantee to receive shares of Stock upon the attainment of performance goals. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the performance goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine.

Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares of Stock actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

Performance-Based Awards. The Administrator may grant one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, or Performance Share Awards payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. Each Performance-Based Award shall comply with the provisions set forth below.

Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the US Tax Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award.

Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 2,000,000 shares of Stock (subject to adjustment as provided in Section 3(d) hereof).

Compliance with Swiss Law. Any grant to a Covered Employee must be within the limits approved by the Shareholders’ Meeting and thus be in compliance with the Swiss Ordinance against excessive compensation in listed stock corporations (Verordnung gegen übermässige Vergütungen bei börsenkotierten Aktiengesellschaften).

SECTION 13. DIVIDEND EQUIVALENT RIGHTS

Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14. TRANSFERABILITY OF AWARDS

Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15. TAX AND SOCIAL SECURITY WITHHOLDING

Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax and, if applicable, social security purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax and, if applicable, social security withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

SECTION 16. SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17. TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.

Termination of Employment. If the grantee’s employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(d) or 3(e), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the US Tax Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the US Tax Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the US Tax Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(d) or 3(e).

SECTION 19. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20. GENERAL PROVISIONS

No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No Delivery of Stock Certificates. No Stock certificates to grantees under the Plan shall be delivered, as all shares are recorded in the Company’s share register or in book entry form as uncertified securities (Wertrechte).

Stockholder Rights. Until a grantee has been recorded in the Company’s share register, no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 21. EFFECTIVE DATE OF PLAN

This Amended and Restated 2016 Stock Option and Incentive Plan shall become effective upon shareholder approval in accordance with applicable law, the Company’s articles of association, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 22. GOVERNING LAW AND JURISDICTION

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the internal laws of Switzerland, and exclusive place of jurisdiction shall be Basel, Switzerland.

CRISPR Therapeutics AG

IMPORTANT ANNUAL GENERAL MEETING INFORMATION

CRISPR THERAPEUTICS AG

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL GENERAL MEETING OF SHAREHOLDERS – May 31, 2017

The undersigned hereby appoints Marius Meier, as a proxy of the undersigned, with full power of substitution, to vote all of the common shares (the “Shares”) of CRISPR Therapeutics AG that the undersigned may be entitled to vote at the Annual General Meeting of Shareholders of CRISPR Therapeutics AG to be held at the offices of VISCHER AG, Schützengasse 1, Postfach 5090, 8001, Zurich, Switzerland at 2:00 p.m. Central European Time (8:00 a.m. Eastern Daylight Time) on Wednesday, May 31, 2017, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters indicated on the reverse side, in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

If you sign the proxy without otherwise indicating a vote on the proposals, this proxy will be voted “FOR” each of the nominees and the proposals listed on the reverse side. As to any other matter that may properly come before the meeting and all postponements, continuances and adjournments thereof, the Shares will be voted by the proxies in accordance with their judgment. If specific instructions are indicated, this proxy will be voted in accordance therewith. CRISPR THERAPEUTICS AG’s board of directors recommends that shareholders vote “FOR” Proposals 1-11.

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
Control Number	INTERNET Go To: www.proxypush.com/crsp ● Cast your vote online. ● Have your Proxy Card ready. ● Follow the simple instructions to record your vote.
PHONE Call 866-286-3217 ● Use any touch-tone telephone. ● Have your Proxy Card ready. ● Follow the simple recorded instructions.
MAIL ● Mark, sign and date your Proxy card. ● Fold and return your Proxy Card In the postage-paid envelope provided with the address below showing through the window.

ANNUAL MEETING PROXY CARD

A	PROPOSALS

1.  The approval of the annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2016.

      The Board of Directors proposes that shareholders approve the annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2016 and to take note of the reports of the auditors. Copies of these documents are available for download at www.proxydocs.com/CRSP.

	For ☐	Against ☐	Abstain ☐

2. The approval of the appropriation of financial results. The Board of Directors proposes to carry forward the net loss resulting from the appropriation of financial results as follows:	For ☐	Against ☐	Abstain ☐

Proposed Appropriation of net loss: in Swiss Francs (“CHF”)
Balance brought forward from previous years	(22,041,634)
Net loss for the period (on a stand-alone unconsolidated basis):	(13,166,834)
Total accumulated net loss:	(35,208,469)

3.  The discharge of the members of the Board of Directors and Executive Committee.

      The Board of Directors proposes that the members of the Board of Directors and the Executive Committee of the Company be discharged from personal liability for their activities during the year ended December 31, 2016.

	For ☐	Against ☐	Abstain ☐

4.  The re-election of the members to the Board of Directors.

      The Board of Directors proposes that N. Anthony Coles, M.D. be re-elected as member and Chairman of the Board of Directors and that each of Rodger Novak, M.D., Bradley Bolzon, Ph.D., Ali Behbahani, M.D., Kurt von Emster, Simeon J. George, M.D., Thomas Woiwode, Ph.D. and Pablo Cagnoni, M.D. be re-elected as directors, each for a term extending until completion of the 2018 annual general meeting of shareholders or until his successor has been duly elected and qualified.

4.a Re-election of N. Anthony Coles, M.D., as member and Chairman.	For ☐	Against ☐	Abstain ☐
4.b Re-election of Rodger Novak, M.D.	☐	☐	☐
4.c Re-election of Bradley Bolzon, Ph.D.	☐	☐	☐
4.d Re-election of Ali Behbahani, M.D.	☐	☐	☐
4.e Re-election of Kurt von Emster	☐	☐	☐
4.f Re-election of Simeon J. George, M.D.	☐	☐	☐
4.g Re-election of Thomas Woiwode, Ph.D.	☐	☐	☐
4.h Re-election of Pablo Cagnoni, M.D.	☐	☐	☐

5.  The re-election of the members of the Compensation Committee.

      The Board of Directors proposes to re-elect each of Thomas Woiwode, Ph.D., Pablo Cagnoni, M.D., N. Anthony Coles, M.D., and Simeon J. George, M.D. as members of the Compensation Committee of the Board of Directors, each for a term extending until completion of the 2018 annual general meeting of shareholders.

5.a Re-election of Thomas Woiwode, Ph.D.	For ☐	Against ☐	Abstain ☐
5.b Re-election of Pablo Cagnoni, M.D.	☐	☐	☐
5.c Re-election of N. Anthony Coles, M.D.	☐	☐	☐
5.d Re-election of Simeon J. George, M.D.	☐	☐	☐

6.  The approval of the compensation for the Board of Directors and the Executive Committee.

      The Board of Directors proposes the following separate votes on the non-performance-related and the variable compensation of the Board of Directors and the Executive Committee:

6.aBinding vote on total non-performance-related compensation for members of the Board of Directors from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders.

      The Board of Directors proposes that shareholders approve the total maximum amount of non-performance-related compensation for the members of the Board of Directors covering the period from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders, i.e., USD $420,000 (cash fees plus social security costs).

	For ☐	Against ☐	Abstain ☐

6.bBinding vote on equity for members of the Board of Directors from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders.

      The Board of Directors proposes that shareholders approve the maximum grant of equity or equity linked instruments for the members of the Board of Directors covering the period from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders with maximum value of USD $4,200,000 (equity grant date value plus social security costs).

For ☐	Against ☐	Abstain ☐

6.cBinding vote on total non-performance-related compensation for members of the Executive Committee from July 1, 2017 to June 30, 2018.

      The Board of Directors proposes that shareholders approve the total maximum amount of non-performance-related cash compensation for the members of the Executive Committee covering the period from July 1, 2017 to June 30, 2018, i.e., USD $5,650,000 (cash base compensation plus social security costs).

For ☐	Against ☐	Abstain ☐

6.dBinding vote on total variable compensation for members of the Executive Committee for the current year ending December 31, 2017.

      The Board of Directors proposes that shareholders approve the total maximum amount of variable compensation for the members of the Executive Committee for the current year ending December 31, 2017, i.e., USD $3,220,000 (cash compensation plus social security costs).

For ☐	Against ☐	Abstain ☐

6.eBinding vote on equity for members of the Executive Committee from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders.

      The Board of Directors proposes that shareholders approve the maximum grant of equity or equity linked instruments for the members of the Executive Committee covering the period from the 2017 Annual General Meeting to the 2018 annual general meeting of shareholders with maximum value of USD $24,897,000 (equity grant date value plus social security costs).

For ☐	Against ☐	Abstain ☐

7.  The approval of an increase in the Conditional Share Capital for Employee Benefit Plans.

      The Board of Directors proposes to increase the Company’s conditional share capital for employee benefit plans by CHF 60,380.52 to CHF 372,557.73 for the issuance of up to 12,418,591 Common Shares and amend art. 3c para. 1 of the Articles of Association as follows:

For ☐	Against ☐	Abstain ☐

Art. 3c Conditional Share Capital for Employee Benefit Plans

The share capital of the Company shall be increased by an amount not exceeding CHF 327,557.73 through the issue of a maximum of 12’418’591 registered shares, payable in full, each with a nominal value of CHF 0.03, in connection with the exercise of option rights granted to any employee of the Company or a subsidiary, and any consultant, members of the Board of Directors, or other person providing services to the Company or a subsidiary.

Art. 3c Bedingtes Aktienkapital für Mitarbeiterbeteiligungspläne

Das Aktienkapital kann durch die Ausgabe von höchstens 12’418,591 voll zu liberierenden Namenaktien im Nennwert von je CHF 0.03 um höchstens CHF 372’557.73 durch Ausübung von Optionsrechten erhöht werden, welche Mitarbeitenden der Gesellschaft oder ihrer Tochtergesellschaften, Personen in vergleichbaren Positionen, Beratern, Verwaltungsratsmitgliedern oder anderen Personen, welche Dienstleistungen zu Gunsten der Gesellschaft erbringen, gewährt wurden.

8. The approval of the Amended and Restated CRISPR Therapeutics AG 2016 Stock Option and Incentive Plan. The Board of Directors proposes that shareholders	For ☐	Against ☐	Abstain ☐

approve the Amended and Restated CRISPR Therapeutics AG 2016 Stock Option and Incentive Plan (the “Amended and Restated Plan”) to increase the total number of Common Shares which may be issued pursuant to the Amended and Restated Plan by 2,012,684 shares, increasing the total number of Common Shares issuable under the Amended and Restated Plan to 9,284,463 shares

9.  The re-election of the independent voting rights representative.

      The Board of Directors proposes that shareholders approve the re-election of lic. iur. Marius Meier, Attorney at Law, Lautengartenstrasse 7, CH-4052 Basel, as the independent voting rights representative until the 2018 annual general meeting of shareholders.

For ☐	Against ☐	Abstain ☐

10.The re-election of the auditors.

      The Board of Directors proposes to re-elect Ernst & Young AG as the Company’s statutory auditor for the term of office of one year and Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

For ☐	Against ☐	Abstain ☐

11.The approval of the change of the registered office.

      The Board of Directors proposes to change the registered office of the Company from Basel to Zug and to change the ingress and article 1 of the Articles of Association as follows:

For ☐	Against ☐	Abstain ☐

ARTICLES OF ASSOCIATION of CRISPR Therapeutics AG (CRISPR Therapeutics SA) (CRISPR Therapeutics Ltd) with registered office in Zug (Translation; in case of controversy the German text shall prevail)	STATUTEN der CRISPR Therapeutics AG (CRISPR Therapeutics SA) (CRISPR Therapeutics Ltd) mit Sitz in Zug

Art. 1  Corporate Name, Principal Office and Duration

Under the name

CRISPR Therapeutics AG

(CRISPR Therapeutics SA)

(CRISPR Therapeutics Ltd)

there exists a Company which is subject to the provisions of art. 620 et seq. of the Swiss Code of Obligations (CO) with registered office in Zug. The duration of the Company is unlimited.

Art. 1  Firma, Sitz and Dauer

Unter der Firma

CRISPR Therapeutics AG

(CRISPR Therapeutics SA)

(CRISPR Therapeutics Ltd)

besteht für unbeschränkte Dauer eine Aktiengesellschaft gemäss Art. 620 ff. OR mit Sitz in Zug.

B	Non-Voting Items

Change of Address — Please print your new address below.	Comment — Please print your comments below.	Meeting Attendance Mark the box to the right if you plan to attend the Annual General Meeting	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title as such.

Date (mm/dd/yyyy)—Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within box.

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